As filed with the Securities and Exchange Commission on March 23, 2011

Securities Act File No. 333-[ ___ ]

Investment Company Act File No. 811-22312

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO. ______
☐	POST-EFFECTIVE NO. ______

AND/OR

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	AMENDMENT NO. 3

ACAP STRATEGIC FUND

(Exact Name of Registrant as Specified in Charter)

350 Madison Avenue, 9th Floor
New York, New York 10017
(Address of Principal Executive Offices)

(212) 389-8713
(Registrant's Telephone Number, including Area Code)

______________________________________

A. Tyson Arnedt
SilverBay Capital Management LLC
350 Madison Avenue, 9th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copies to:
Kenneth S. Gerstein, Esq.
George M. Silfen, Esq.
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒

Approximate Date of Proposed Public Offering: March 23, 2011

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c)

The following boxes should only be included and completed if the registrant is a registered closed-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment]
[registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement or the same offering is – ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER SHARE	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE	AMOUNT OF REGISTRATION FEE

Shares of Beneficial Interest	55,685,189 Shares	$10.00	$556,851,890	$64,6511

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$55.80 was previously paid to the Commission relating to 100,000 shares of beneficial interest ("Shares") of ACAP Strategic Fund (the "Registrant") registered in connection with the Registrant's initial Registration Statement on Form N-2 under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, filed on July 17, 2009.  In addition, $28,464.20 was previously paid to the Commission relating to 40,000,000 Shares registered in connection with the Registrant's Pre-Effective Amendment No.2 to the Registration Statement, filed on December 30, 2009 (File nos. 333-160653 and 811-22312) ("Pre-Effective Amendment No. 2").  Because 15,685,189 of the 40,000,000 Shares registered pursuant to Pre-Effective Amendment No. 2 currently remain unsold, the Registrant is offsetting $8,752 (reflecting the filing fee then in effect for 15,685,189 Shares) against the $64,651 filing fee for the 55,685,189 Shares registered pursuant to this Registration Statement, as permitted by Rule 457(p) under the Securities Act.

March 23, 2011

ACAP Strategic Fund

Shares of Beneficial Interest

ACAP Strategic Fund (the "Fund") is a Delaware statutory trust that is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company.  The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% - 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter (as described on the next page).  SilverBay Capital Management LLC serves as the investment adviser of the Fund (the "Adviser").

The Fund's investment objective is to achieve maximum capital appreciation.  The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets.  The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value.  The Fund may also borrow money for investment purposes, i.e., leverage its assets.  The use of short sales and leverage are speculative investment practices and involve a high degree of risk.  See  "Principal Risk Factors --- Leverage & Borrowings Risk."

The Fund has no plans to list its shares of beneficial interest ("shares") on any securities exchange, and there is no assurance that any secondary market will develop for shares.  Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor's account with an Underwriter or a Selling Agent (each as defined on the next page) and may only be transferred to persons who are "Qualified Investors" (as described on the next page).

This prospectus (the "Prospectus") sets forth concisely the information about the Fund that a prospective investor should know before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  A statement of additional information ("SAI") dated March 23, 2011, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this Prospectus.  You may request a free copy of the SAI (the table of contents of which is on page 47 of this Prospectus), the Fund's annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (212) 389-8713.  You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).  The address of the SEC's internet site is provided solely for the information of prospective investors and is not intended to be an active link.

INVESTING IN SHARES INVOLVES A HIGH DEGREE OF RISK.  SEE "PRINCIPAL RISK FACTORS" BEGINNING ON PAGE 15.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SANDERS MORRIS HARRIS INC.		MAINSAIL GROUP, LLC
Underwriters

(CONTINUED FROM COVER PAGE)
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Total Offering Amount (1)	$556,851,890
Maximum Sales Load (2)	3.00%
Minimum Sales Load (1)(2)	0.00%
Proceeds to the Fund (maximum) (3)	$556,851,890
Proceeds to the Fund (minimum) (3)	$540,146,334

(1)
The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor's broker, dealer or other financial intermediary, but not below $50,000.  Minimum subsequent investments must be at least $10,000 (in each case, including a sales load if applicable).

(2)
Investors may be charged a sales load up to a maximum of 3% on the amount they invest.  The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary.  See "The Offering --- Plan of Distribution."  The sales load will not be applicable to investors that purchase shares through a fee-based account with their broker, dealer or other financial intermediary (commonly known as a "wrap fee program").  The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund.  The sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

(3)	The net proceeds to the Fund after payment of the estimated offering expenses of $284,485 would be approximately $539,861,849.

Sanders Morris Harris Inc. and Mainsail Group, L.L.C. (each, an "Underwriter" and together, the "Underwriters"), underwriters under the federal securities laws, serve as co-underwriters of the Fund's shares on a best efforts basis.  Pursuant to the terms of each Underwriter's distribution agreement with the Fund, each Underwriter may retain unaffiliated brokers or dealers to act as selling agents ("Selling Agents") to assist in the distribution of shares.  The Fund reserves the right to withdraw, cancel, suspend or modify the offering of shares at any time.  Shares of the Fund are offered for purchase once a month at a price equal to net asset value next determined after an order is accepted, plus a sales load (if applicable).  Purchase orders for shares sold in connection with a monthly offering must be received in proper form by an Underwriter prior to the close of business (normally 5pm) on the day of the month specified by the Underwriters in a written communication to the Selling Agents (and communicated by Selling Agents to their customers), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month (a "Closing Time").  At each Closing Time purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor's purchase order.  Investors will receive written or electronic confirmation of each transaction and regular reports showing account balances. A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time.

Pursuant to the distribution agreements, the Fund pays ongoing shareholder servicing fees to the Underwriters to compensate them for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund.  Each Underwriter may retain all or a portion of these payments.  These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.25% (on an annualized basis) of the net asset value of the Fund.

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $1.5 million (or in the case of an individual, a joint net worth with their spouse of more than $1.5 million) ("Qualified Investors").  In order to purchase shares, a prospective investor must submit a completed investor certification to an Underwriter or Selling Agent prior to the Closing Time.  (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.)  The Fund reserves the right to reject, in its sole discretion, any purchase order for shares in whole or in part at any time.  Shares may only be purchased through, and with funds drawn on, an investor's brokerage account with an Underwriter or Selling Agent.  Additional information regarding the process for buying shares is set forth under "The Offering --- Purchase Terms; Minimum Investment" and "Investor Qualifications and Suitability."

Investors may not be able to sell their shares.  The Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for shares.  Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor's account with an Underwriter or a

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(CONTINUED FROM INSIDE FRONT COVER)

Selling Agent and may only be transferred to persons who are Qualified Investors.  If an investor attempts to transfer shares to someone who is not a Qualified Investor or to an account with a broker or dealer that has not entered into a selling agreement with an Underwriter, the transfer will not be permitted.  See "Investor Qualifications and Suitability --- Investor Suitability: Transfer Restrictions."

The Fund operates as an "interval fund" under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders.  As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals.  Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter.  However, repurchase offers in excess of 5% of the Fund's outstanding shares for any particular fiscal quarter are entirely within the discretion of the Fund's board of trustees and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund's outstanding shares.  There can be no assurance that shareholders tendering shares for repurchase in any such offer will have all of their tendered shares repurchased by the Fund.  See "Additional Risk Factors --- Repurchase Offers" and "Repurchase Offers --- Oversubscribed Repurchase Offer."

The Fund pays the Adviser a monthly management fee computed at the annual rate of 2.00% of the Fund's average daily net assets.  Additionally, following the end of each fiscal year (and whenever the Fund conducts a share repurchase offer, as described herein), the Fund pays the Adviser an incentive fee (the "Incentive Fee") generally equal to 20% of the Fund's net profits, subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits.  For purposes of calculating the Incentive Fee, net profits will generally be determined by calculating the amount by which the net assets of the Fund as of the end of a fiscal year exceeds the net assets as of the beginning of the fiscal year (excluding increases or decreases of net assets associated with share issuances, repurchases or dividends or other distributions).  For more details regarding the Incentive Fee, see "Fees and Expenses --- Incentive Fee."  The Incentive Fee structure presents risks that are not present in investment funds without incentive fees.  See "Additional Risk Factors --- The Incentive Fee."  The fees paid by the Fund to the Adviser are similar to those of private investment funds, but significantly higher than those of most other registered investment companies.  See "Fees and Expenses --- Management Fee" and "--- Incentive Fee."
--------------------

SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK

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TO ALL INVESTORS

This prospectus (the "Prospectus") does not constitute an offer to sell or the solicitation of an offer to buy, and no sale of shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale.  No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus.  Prospective investors should rely only on information contained in this Prospectus, the Fund's statement of additional information and exhibits filed by the Fund.  Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor.  Prospective investors should read this Prospectus carefully before investing and retain it for future reference.

PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy.  Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you.  This Privacy Notice sets forth the policies of ACAP Strategic Fund (the "Fund") with respect to the collection, sharing and protection of non-public personal information of the Fund's investors, prospective investors and former investors.  These policies may be changed at any time, provided that a notice of such change is given to you.  Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund.  We may use this information to effectively administer our customer relationship with you.  It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements.  These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund's investors, prospective investors or former investors to third parties, except as permitted or required by law.  We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator.  We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements.  We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them.  We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order.  Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies.  We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

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TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	12
FINANCIAL HIGHLIGHTS	14
PRINCIPAL RISK FACTORS	15
ADDITIONAL RISK FACTORS	21
THE FUND	24
USE OF PROCEEDS	24
INVESTMENT PROGRAM	25
NON-PRINCIPAL FUND INVESTMENT PRACTICES AND THEIR RISKS	27
PERFORMANCE INFORMATION	29
MANAGEMENT OF THE FUND	29
FEES AND EXPENSES	31
THE OFFERING	33
DESCRIPTION OF SHARES	34
CERTAIN TAX MATTERS	35
INVESTOR QUALIFICATIONS AND SUITABILITY	36
REPURCHASE OFFERS	37
CALCULATION OF NET ASSET VALUE	40
DISTRIBUTION POLICY	41
POTENTIAL CONFLICTS OF INTEREST	42
BROKERAGE	45
GENERAL INFORMATION	46
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	47
APPENDIX A: FORM OF INVESTOR CERTIFICATION	A-1

APPENDIX B: PORTFOLIO MANAGER PERFORMANCE INFORMATION	B-1

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PROSPECTUS SUMMARY

In making an investment decision, an investor must rely upon his, her or its own examination of ACAP Strategic Fund (the "Fund") and the terms of the offering, including the merits and risks involved in acquiring shares of beneficial interest ("shares") in the Fund.  This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this prospectus (the "Prospectus").  An investor should review the entire Prospectus and statement of additional information ("SAI"), available upon request, before making a decision to purchase shares of the Fund.

The Fund
ACAP Strategic Fund (the "Fund") is a Delaware statutory trust that is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company.  SilverBay Capital Management LLC, a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"), serves as the investment adviser of the Fund (the "Adviser").  The Adviser is controlled by its managing member, Alkeon Capital Management, LLC ("Alkeon"), which is registered with the SEC as an investment adviser.  Mr. Panayotis ("Takis") Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund's portfolio manager (the "Portfolio Manager").

Principal Investment Strategies
The Fund's investment objective is to achieve maximum capital appreciation.  The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets.  "Growth companies" are generally considered to possess these characteristics.  For purposes of the Fund's investment program, "equity securities" means common and preferred stocks (including IPO securities), convertible securities, stock options (call and put options), warrants and rights.  The Fund may also seek maximum capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value.  Under circumstances when the Adviser identifies greater opportunities for capital appreciation by effecting short sales (relative to investing in long positions), the Fund's portfolio may have a "net-short bias," where the dollar value of the short positions exceed the value of long positions.   The Fund may also effect short sales for hedging purposes.  Due to limitations imposed by the 1940 Act and operational requirements, the Fund generally expects that no more than 50 percent of its total assets would be represented by short sales.  (See "Principal Risk Factors --- Leverage & Borrowings Risk.")   The Adviser also expects that the Fund's investment program will make frequent use of leverage.  Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent ofthe Fund's total assets.  (See "Principal Risk Factors --- Leverage & Borrowings Risk.")  The use of short sales and the Fund's total assets.  (See "Principal Risk Factors --- Leverage & Borrowings Risk.")  The use of short sales and leverage are considered speculative investment practices and involve certain risks.  In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income.  (For a more detailed discussion of the tax consequences of short sale transactions, see "Certain Tax Matters --- Taxation of Short Sales.")  The Adviser may use total return swaps to gain long or short investment exposures in lieu of purchasing or selling an equity security directly.  The use of swaps exposes the Fund to counterparty credit risk  (See "Principal Risk Factors --- Counterparty Credit Risk.")  The Adviser will invest the Fund's assets in equity securities without regard to the issuer's market capitalization.  The Fund may invest without limitation in securities of "foreign issuers," which, for these purposes, are companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad.  The Fund's investments in foreign companies may include companies that are located in, or conduct business in, emerging or less developed countries.  These investments are typically subject to certain risks to a much greater degree than investments in developed countries.  (See "Principal Risk Factors --- Foreign Investment Risk.")

In making investment decisions for the Fund, the Adviser uses fundamental investment analysis and research to identify attractive investment opportunities.  The Adviser's investment process involves a research driven, bottom-up analysis of a security's potential for appreciation or depreciation, and includes consideration of the financial condition, earnings outlook, strategy, management and industry position of issuers.  This analytical process involves the use of valuation models, review and analysis of published research, and, in some cases, discussions with industry experts and company visits.  The Adviser also takes into account economic and market conditions.

Historically, Alkeon, the managing member of the Adviser, has found significant opportunities for maximum capital appreciation in the equity securities of companies which derive a major portion of their revenue directly or indirectly from business lines which benefit, or are expected to benefit, from technological events, advances or products ("Technology Companies").  These include companies whose processes, products or services, in the judgment of Alkeon, are or may be expected to be significantly benefited by scientific developments in the application of technical advances in manufacturing and commerce.  Conversely, Alkeon has also found opportunities for maximum capital appreciation in the equity securities of companies that are, or may be expected to be, disadvantaged by technological events, advances or products.  As a result, these companies, together with Technology Companies, are expected to comprise a significant portion of the Fund's portfolio.  The Fund's investment program may also include investments in the equity securities of companies in a variety of other industries and sectors.

The Fund's investment program is speculative and entails substantial risks.  There can be no assurance that the Fund's investment objective will be achieved or that its investment program will be successful.  Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors could lose some or all of their investment.

Non-Principal Investment Practices
In addition to its principal investment strategies, the Fund may, from time to time, invest in debt securities and certain derivative instruments (in addition to the options and swaps described under "Principal Investment Strategies"), such as forward contracts, options on stock indices and structured-equity notes.  The Fund may also purchase retail shares of exchange-traded funds that are registered under the 1940 Act ("ETFs") and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, "Traded Funds") and effect short sales of these shares.  Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes.  During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its

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investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash.  The Fund also invests in money market instruments for liquidity purposes.  (See "Non-Principal Fund Investment Practices and Their Risks.")

Borrowings
The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes.  Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of  the Fund's total assets.  Borrowing for investment purposes (a practice known as "leverage") is a speculative investment practice and involves certain risks.  The Adviser expects that the Fund's investment program will make frequent use of leverage.  (See "Principal Risk Factors --- Borrowings & Leverage Risk.")

Management of the Fund
The board of trustees of the Fund (the "Board") has overall responsibility for the management and supervision of the operations of the Fund.  It has delegated responsibility for management of the Fund's day-to-day operations to the Adviser.  (See "Management of the Fund.")

The Adviser
The Adviser, SilverBay Capital Management LLC, a Delaware limited liability company, serves as the investment adviser of the Fund.  Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for: (i) developing and implementing the Fund's investment program, (ii) managing the Fund's investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund.  The Adviser is controlled by Alkeon.

Mr. Sparaggis, the Fund's Portfolio Manager, manages other accounts in accordance with an investment strategy that is substantially similar to that of the Fund. (See "Performance Information.")
Management Fee & Incentive Fee
In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly management fee computed at the annual rate of 2.00% of the Fund's average daily net assets (the "Management Fee").  The Fund also pays the Adviser a performance-based incentive fee (the "Incentive Fee") promptly after the end of each fiscal year of the Fund.  The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund's net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described on the next page), without duplication for any Incentive Fees paid during such fiscal year.  The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below.  For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).  Net

3

assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.  "Fiscal Period" means each twelve-month period ending on the Fund's fiscal year-end, provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period.  (Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund's fiscal year.)  In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund's fiscal year-end due to the Fund's share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund's fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period.  Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to four times each fiscal year.  For purposes of determining the Fund's net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund's fiscal year).

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund's loss carryforward account.  The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund's operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable.  This is sometimes known as a "high water mark."  (See "Fees and Expenses --- Incentive Fee.")

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees.  (See "Additional Risk Factors --- The Incentive Fee.")  In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies.

The Offering
Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, if applicable, a sales load of up to 3% of the amount invested (as described below).  Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares.  The Fund's net asset value per share will be circulated to Selling Agents offering shares of the Fund.

The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor's broker, dealer or other financial intermediary, but not below $50,000.  Subsequent investments must be at least $10,000.  The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

Shares may only be purchased through, and with funds drawn on, an investor's brokerage account with an Underwriter or Selling Agent (each as

4

defined below).  In order to purchase shares, a prospective investor must submit a completed investor certification to an Underwriter or Selling Agent.  (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.)  The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.  The Fund also reserves the right to suspend or terminate the offering of shares at any time.  Additional information regarding the share purchase process is set forth under "Investor Qualifications and Suitability."

Sanders Morris Harris Inc. ("SMH") and Mainsail Group, L.L.C. ("Mainsail," and together with SMH, the "Underwriters"), underwriters under the federal securities laws, serve as co-underwriters of shares on a best efforts basis, pursuant to the terms of each Underwriter's distribution agreement with the Fund, and may retain unaffiliated brokers or dealers to act as selling agents ("Selling Agents") to assist in the distribution of shares.  SMH has a non-controlling equity interest in the Adviser, pursuant to which it participates in a portion of the revenue generated by the Adviser.  Mainsail is affiliated with Alkeon, the managing member of the Adviser.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of its shares of up to 3%.  The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent.  The sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families.  In addition, the sales load is not applicable to investors that purchase shares through a fee-based account with their broker, dealer or other financial intermediary (commonly known as a "wrap fee program").  The sales load will neither constitute an investment made by the investor in nor form part of the assets of the Fund.  The Selling Agents' receipt of the sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

Shareholder Servicing Fees
Under the terms of each distribution agreement with the Fund, the Fund pays ongoing shareholder servicing fees to the Underwriters to compensate them for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund.  Each Underwriter may retain all or a portion of these payments.  These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.25% (on an annualized basis) of the net asset value of the Fund (the "Shareholder Servicing Fees").  (See "Fees and Expenses --- Shareholder Servicing Fees.")

Fund Expenses	The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Underwriters pursuant to their agreements with the Fund, including, but not limited to: all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); the Management Fee; the Incentive Fee; the Shareholder Servicing Fees; any non-investment related interest expense; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody fees

5

and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses.  (See "Fees and Expenses --- Other Fees and Expenses of the Fund.")

Investor Qualifications
Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $1.5 million (or in the case of an individual, a joint net worth with their spouse of more than $1.5 million) ("Qualified Investors").  (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.)  Shares may be held only through an Underwriter or a Selling Agent.

Any attempt to transfer shares to someone who is not a Qualified Investor or to an account with a broker or dealer that has not entered into a selling agreement with an Underwriter will not be permitted and will be void.  (See "Investor Qualifications and Suitability.")

Investor Suitability
An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors.  Prior to making an investment decision, you should:  (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial adviser to determine whether an investment in the Fund is suitable for your risk profile.  (See "Investor Qualifications and Suitability.")

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions
The Fund is organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis.  In addition, the Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares.  Although the Fund makes quarterly offers to repurchase its shares, there can be no assurance that the Fund will repurchase all shares that are tendered by a shareholder in connection with any repurchase offer.

Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors and who hold their shares through an Underwriter or a Selling Agent.  The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all.  Attempted transfers may require a substantial amount of time to effect.  Shares of the Fund may not be exchanged for shares of any other fund.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Quarterly Repurchase Offers
The Fund operates as an "interval fund" under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders.  As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals.  Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter.  However, repurchase offers in excess of 5% of the Fund's outstanding shares for any particular fiscal quarter are entirely within the discretion of the Fund's

6

board of trustees and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund's outstanding shares.  If the number of shares tendered for repurchase in any repurchase offer exceeds the number of shares that the Fund has offered to repurchase, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund.  (See "Repurchase Offers --- Oversubscribed Repurchase Offer.")

Principal Risk Factors
An investment in the Fund involves a high degree of risk.  There can be no assurance that the Fund's investment objective will be achieved.  In particular, the Fund's use of leverage, short sales and derivative transactions can, in certain circumstances, result in significant losses to the Fund.  The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political and legal developments.

Because the Fund primarily invests in common stocks and other equity securities, the value of the Fund's portfolio will be affected by daily movements in the prices of equity securities.  These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.  Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  In addition, stock markets can be volatile at times, and stock prices can change drastically.  This market risk will affect the Fund's share price, which will fluctuate as the values of the Fund's investment securities and other assets change.  Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

The Fund's investment program emphasizes active management of the Fund's portfolio.  Consequently, the Fund's portfolio turnover and brokerage commission expenses may exceed those of other investment companies.  A high portfolio turnover rate (one that exceeds 100% in our view) may also result in the greater realization of capital gains, including short-term gains which are taxable to shareholders at the same rates as ordinary income.  (See "Principal Risk Factors --- Active Management Risk.")

Investing in securities of Technology Companies involves additional risks.  These risks include: the fact that certain companies in the Fund's portfolio may have limited operating histories; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors' sentiments and preferences with regard to investments in Technology Companies (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the U.S. and foreign stock markets which may disproportionately affect the prices of securities of Technology Companies and thus cause the Fund's performance to experience substantial volatility. The Fund is thus subject to these and other risks associated with Technology Companies to a much greater extent than a fund that does not emphasize these investments.  (See "Principal Risk Factors --- Technology Company Securities.")

7

The Fund may invest a substantial portion of its assets in the securities of "growth companies."  Investing in growth companies involves substantial risks.  Securities of growth companies may perform differently from the stock market as a whole and may be more volatile than other types of stocks.  Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market.  Also, earnings disappointments often lead to sharply falling prices for growth company stocks because investors buy growth company stocks in anticipation of superior earnings growth.  Securities of growth companies may also be more expensive relative to their earnings or assets compared to value or other types of stocks.  (See "Principal Risk Factors --- Growth Company Securities.")

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value.  The Fund may also effect short sales for hedging purposes.  A short sale involves selling a security the Fund does not own in anticipation that the security's price will decline.  Under circumstances when the Adviser identifies greater opportunities for capital appreciation by effecting short sales (relative to investing in long positions), the Fund may have a "net-short bias," where the dollar value of short positions in the portfolio exceeds the dollar value of long positions.  The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls.  Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred.  (See "Principal Risk Factors --- Risk of Short Sales.")

When effecting short sales of securities, the Fund will receive a dollar amount (the "net short proceeds") equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (the "Prime Broker").  The Fund expects that, initially, its Prime Broker will be Morgan Stanley & Co. Incorporated.  Because the Fund expects to effect short sales as part of its principal investment strategy, the Fund expects that the short proceeds deposited with the Prime Broker could represent a material portion of the Fund's total assets.  This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker.  It is expected that the Adviser will monitor on an ongoing basis the creditworthiness of the Prime Broker.

The Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts.  If a counterparty to a swap contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  To partially mitigate this risk, the Adviser will seek to effect swap transactions only with counterparties that it believes are creditworthy.  (See "Principal Risk Factors --- Counterparty Credit Risk.")

The Adviser expects that the Fund's investment program will make frequent use of leverage by borrowing money to purchase securities on margin (or

8

borrowing from banks).  This practice is speculative and involves certain risks.  Because short sales involve borrowing securities and then selling them, the Fund's short sales have the additional effect of leveraging the Fund's assets.  Although leverage can increase investment returns if the Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund's net asset value and thus can increase the volatility of the Fund's net asset value per share.  In the event that the Fund's portfolio investments decline in value, the Fund could be subject to a "margin call" and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  (See "Principal Risk Factors --- Leverage & Borrowings Risk.")

The Fund invests in equity securities without regard to the issuer's market capitalization.  Accordingly, the Fund may invest significantly in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks.  The stocks of these companies often have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies.  Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.  (See "Principal Risk Factors --- Market Capitalization Risk.")

The Fund may invest without limitation in securities of "foreign issuers," which, for these purposes, are companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad.  (Some of these "foreign issuers" may be legally organized or have principal offices located in the U.S.)  Investments in foreign issuers are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations.  The Fund may also invest in companies located in, or doing business in, emerging or less developed countries.  These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility in the Fund's net asset value.  There is no limit on the amount of the Fund's assets that may be invested in companies located or doing business in emerging market countries.  (See "Principal Risk Factors --- Foreign Investment Risk.")

The Fund is a "non-diversified" investment company.  Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund's assets that may be invested in the securities of any one issuer.  The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.  (See "Principal Risk Factors --- Non-Diversified Status.")

Additional Risk Factors	The Incentive Fee may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the application of the Incentive Fee may not correspond to a particular shareholder's experience

9

in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding share.   The Incentive Fee is accrued daily as a liability of the Fund and so reduces the net asset value of all shares.

Each of the Fund and the Adviser has a limited operating history upon which investors can evaluate its performance.  However, the personnel of the Adviser responsible for managing the Fund's investment portfolio have substantial experience in managing investments and investment funds, including those that have investment programs similar to that of the Fund.  (See "Performance Information.")

Shares of the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer.  Although the Fund offers to repurchase its shares quarterly, there can be no assurance that the Fund will repurchase all shares tendered by a shareholder for repurchase in any such offer.

In light of the foregoing risks, an investment in shares of the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.
Potential Conflicts of Interest
The investment activities of Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  (See "Potential Conflicts of Interest.")

Distribution Policy
Dividends will be paid annually on the shares in amounts representing substantially all of the Fund's net investment income, if any, earned each year.  Payments on shares will vary in amount depending on investment income received and expenses of operation.  It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income.  Dividends and capital gain distributions to shareholders will be automatically reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary.

Taxation
The Fund has elected to be treated as a "Regulated Investment Company" (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a RIC for federal income tax purposes.  As such, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders.  The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.  Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in shares of the Fund.  (See "Description of Shares --- Certain Tax Matters" and, in the SAI, "Tax Aspects.")

Reports to Shareholders	As soon as practicable after the end of each taxable year, the Fund furnishes to shareholders such information as is necessary for them to complete their

10

income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Term	The Fund's term is perpetual, except that the Fund may be terminated as provided in the Agreement and Declaration of Trust of the Fund.
Fiscal Year	The Fund's fiscal year ends on each October 31. The Fund's tax year for federal income tax purposes also ends on each October 31.
Administrator
BNY Mellon Asset Servicing (formerly PNC Global Investment Servicing (U.S.) Inc.) ("BNYMAS"), located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's administrator and provides various administrative and accounting services necessary for the operations of the Fund.

Custodian
PFPC Trust Company, located at 8800 Tinicum Boulevard, 4th Floor, Philadelphia, Pennsylvania, serves as the custodian for the Fund's assets and is responsible for maintaining custody of the Fund's cash and investments and for retaining sub-custodians to maintain custody of foreign securities held by the Fund.

Transfer Agent	BNYMAS also serves as transfer agent and registrar with respect to shares of the Fund.
Legal Counsel
Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as U.S. legal counsel to the Fund.  The firm also acts as U.S. legal counsel to the Adviser and its affiliates with respect to certain other matters.  The firm does not represent potential investors with respect to their investment in the Fund.

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SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

Shareholder Transaction Expenses

Maximum Sales Load
(as a percentage of offering price) (1)	3.00%

Annual Expenses (as a percentage of net assets attributable to shares)

Management Fee	2.00%
Incentive Fee (2)	20%
Shareholder Servicing Fees (3)	0.25%
Interest Payments on Borrowed Funds (4)	0.01%
Expenses on Securities Sold Short (5)	0.68%
Other Expenses (6)	0.27%
Total Annual Expenses (excluding the Incentive Fee)	3.21%
________________
(1)        In connection with initial and additional investments, investors may be charged a sales load of up to 3% of the amounts transmitted in connection with their purchases of shares.  No sales load will be charged to certain types of investors.  (See "The Offering --- Plan of Distribution.")

(2)        The Fund pays the Adviser a performance-based Incentive Fee promptly after the end of each fiscal year of the Fund.  The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund's net profits for all Fiscal Periods (as defined herein) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account, without duplication for any Incentive Fees paid during such fiscal year.  The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund.  In such event, only that portion of the Incentive Fee that is proportional to the Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period.  For purposes of determining the Fund's net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of a fiscal year).  (See "Fees and Expenses --- Incentive Fee.")  For the most recent fiscal year, the Fund paid $2,329,649 in Incentive Fees (or 1.53% of the Fund's net assets as of the fiscal year end).

(3)        The Fund pays ongoing shareholder servicing fees to the Underwriters to compensate them for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund.  Each Underwriter may retain all or a portion of these payments.  These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.25% (on an annualized basis) of the net asset value of the Fund.  (See "Fees and Expenses --- Shareholder Servicing Fees.")

(4)        "Interest Payments on Borrowed Funds" is based on the Portfolio Manager's historical experience in implementing an investment strategy substantially similar to that of the Fund.  However, this amount may vary in the current year and going forward, depending on market conditions as well as the availability of investment opportunities.  Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund's total assets.  The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes.

(5)        The Fund may effect short sales of securities for both capital appreciation and for hedging purposes.  "Expenses on Securities Sold Short" shown in the table reflects an estimate of gross expenses to be incurred by the

12

Fund in effecting short sales during the current fiscal year and is based on the Portfolio Manager's historical experience in implementing an investment strategy substantially similar to that of the Fund.  However, this amount may vary in the current fiscal year and going forward, depending on whether the securities the Fund sells short pay dividends, the size of any such dividends and the amount of interest expenses on short sales paid to a broker when the proceeds of the short sale are released to the Fund.  Due to limitations imposed by the 1940 Act and operational requirements, the Fund generally expects that no more than 50 percent of its total assets would be represented by short sales.

(6)        "Other Expenses" shown in the table reflects an estimate of all expected ordinary operating expenses for the current fiscal year.  The Fund's annual expense ratio will increase or decrease over time as the Fund's asset level decreases or increases, respectively, and as actual Fund expenses may vary.

________________________________________

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return and a sales load of 3%:	$64.89	$136.17	$209.50	$402.23
You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return (without a sales load):	$35.97	$109.45	$185.06	$383.75

The example includes the payment of the Incentive Fee and assumes that the Fund's annual return is 5%.  The Incentive Fee is calculated based on the Fund's net profit, which is generally determined by calculating the amount by which the net assets of the Fund as of the end of a Fiscal Period exceeds the net assets as of the beginning of the Fiscal Period (excluding increases or decreases of net assets associated with share issuances, repurchases or dividends or other distributions), subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits.  As a result, the dollar amounts in the example could be significantly higher if the Fund's actual rate of return exceeds 5%.

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown in the example.  For a more complete description of the various costs and expenses, see "Fees and Expenses."  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help an investor understand the Fund's performance for the period from March 1, 2010 (commencement of operations) through October 31, 2010.  The Fund's audited financial statements for the period from March 1, 2010 (commencement of operations) through October 31, 2010 are included in the SAI.  The SAI is available upon request.

For the Period March 1, 2010 (commencement of operations) through October 31, 2010
Net asset value per Share, beginning of period	$10.00
Income from investment operations (a):
Net investment loss	(0.66)
Net realized and unrealized gain/(loss) on investment activities, foreign currency transactions and swap contracts	1.23
Total income/(loss) from investment operations	0.57
Net asset value per Share, end of period	$10.57
Total return—gross (b) (c) (e)	7.32%
Total return—net (b) (c) (e)	5.70%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	152,052
Average net assets (dollars in thousands), end of period	65,890
Ratio of expenses to average net assets (d) (e)	9.81%
Ratio of expenses without incentive fee to average net assets (d) (e)	6.27%
Ratio of incentive fee to average net assets (c) (e)	3.54%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (d) (e)	3.58%
Ratio of dividend and interest expense to average net assets (d) (e)	1.17%
Ratio of security trading related expenses to average net assets (d) (e)	1.52%
Ratio of net investment loss to average net assets (d) (e)	(8.62%)
Portfolio turnover on investments in securities (c)	148%
Average debt ratio (d)	0.37%

__________________
(a)	Per Share amounts presented are based on monthly Shares outstanding throughout the period indicated.

(b)
Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	Annualized for periods of less than one year.

(e)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

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PRINCIPAL RISK FACTORS

ACAP Strategic Fund (the "Fund") is a speculative investment and an investment in the Fund's shares of beneficial interest ("shares") entails substantial risks.  There can be no assurance that the Fund's investment objective will be achieved.  In particular, the Fund's use of leverage, active trading, short sales and derivative instruments can, in certain circumstances, result in significant losses to investors who purchase shares ("shareholders").

General

All securities investments risk the loss of capital.  Shareholders may experience a significant decline in the value of their investment.  Prospective shareholders should invest only if they can sustain a complete loss of their investment.  To the extent that the Fund makes substantial investments in securities of a single issuer or issuers in a single industry sector, the risk of any investment decision is increased.  In addition, the value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political, regulatory and legal developments.  Further, the Fund's use of leverage, short sales or derivative transactions can result in significant losses to the Fund.  Shareholders could lose some or all of their investment.

General economic or market conditions may adversely affect the investments made by the Fund.  In addition, a downturn or contraction in the global economy or in the capital markets, or in certain industries or geographic regions thereof, may restrict the availability of suitable investment opportunities for the Fund and/or the opportunity to liquidate any such investments, each of which could prevent the Fund from meeting its investment objective.  A general economic downturn could also result in the diminution or loss of the investments made by the Fund.  At the same time, market conditions could also increase the number of shares requested for repurchase by the Fund.

Economic developments in the past several years may magnify the risk of investing in the Fund.  Dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks.  These write-downs, initially of mortgage-backed securities, but spreading to credit default swaps and other derivative instruments, have caused many financial institutions to seek additional capital, to merge with larger and stronger institutions and, in some cases, to fail.  Additionally, many lenders and institutional investors have reduced, and in some cases, ceased to provide funding to borrowers, including other financial institutions, reflecting an ongoing concern about the stability of the financial markets generally and the strength of counterparties.  The turmoil also spread beyond the banking and financial services industry and has affected other seemingly unrelated industries, such as the U.S. automobile industry, as well as industries in Europe and across the world.  The depth of the current financial crisis is continuing to expand and its ultimate scope, reach and affect cannot be predicted.

Consequences of this economic turmoil that may adversely effect the Fund include, among other things:

●
a potential lack of available credit, lack of confidence in the financial sector and reduced business activity, all which could materially and adversely affect the Fund and economic conditions generally.  For example, the Fund offers to repurchase a certain percentage of its outstanding shares each fiscal quarter.  The erosion of confidence in the financial sector, and further deterioration of the financial markets and economic conditions generally, could lead to larger numbers of shareholders tendering their Fund shares for repurchase.  This could result in a general decline in the Fund's asset base over time, thus hampering the Fund's ability to effectively invest its capital to achieve its investment objective.  (See "Repurchase Offers --- Consequences of Repurchase Offers.")  The longer these conditions persist, the greater the probability that these factors could have an adverse effect on the Fund's financial results and continued viability;

15

●a significant decline in the equity markets which may reduce the value of the Fund's portfolio securities; and

●
the possibility that utilizing short-selling transactions, derivative instruments and hedging strategies of the type the Fund may use might not perform as intended or expected, resulting in higher realized losses and unforeseen cash needs.  In addition, these transactions depend on the performance of various counterparties.  Due to the challenging conditions in the financial markets, these counterparties may fail to perform, thus rendering the Fund's transactions ineffective, which would likely result in significant losses to the Fund.  (See "Principal Risk Factors --- Counterparty Credit Risk.")

Further, the Fund may need to modify its investment strategies in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.  For example, the U.S. government has indicated its willingness to implement additional measures as it may see fit to address changes in market conditions, and further Congressional responses to this financial crisis may result in a comprehensive overhaul of the regulatory infrastructure governing the financial system.  These future governmental measures may have further negative consequences for the Fund and its investments and may diminish future opportunities available to it in ways that cannot be predicted.

Given the volatile nature of the current market disruption and the uncertainties underlying efforts to mitigate or reverse the disruption, the Fund and the investment adviser of the Fund, SilverBay Capital Management LLC (the "Adviser"), may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.  Such a failure could materially and adversely affect the Fund's investments and its ability to meet its investment objective.

Active Management Risk

The Fund's investment program emphasizes active management of the Fund's portfolio.  Consequently, the Fund's portfolio turnover and brokerage commission expenses may exceed those of other investment companies.  A high portfolio turnover rate (one that exceeds 100% in our view) may also result in the greater realization of capital gains, including short-term gains which are taxable to shareholders at the same rates as ordinary income.

Risk of Equity Securities

The Fund primarily invests in publicly-traded "equity securities," which, for these purposes, means common and preferred stocks (including initial public offerings or "IPOs"), convertible securities, stock options (call and put options), warrants and rights.  Thus, the value of the Fund's portfolio will be affected by daily movements in the prices of equity securities.  These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.  Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  In addition, stock markets can be volatile at times, and stock prices can change drastically.  This market risk will affect the Fund's share price, which will fluctuate as the values of the Fund's investment securities and other assets change.  Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

In addition, special risks are associated with investments in IPO securities including a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies.  The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them.  (See "Principal Risk Factors --- Market Capitalization Risk.")

16

    Convertible securities also carry unique risks.  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).  Therefore, the investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.  A convertible security generally sells at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income or preferred security, as applicable.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

With respect to stock options, the sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security (owned by the Fund) or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  The sale of a covered put option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the cash or liquid securities that are required to be placed in a segregated account in order to engage in a covered put option.  In addition, when options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  (See "Principal Risk Factors --- Counterparty Credit Risk.")  These options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.  Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Finally, warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Technology Company Securities

It is expected that, under normal market conditions, the Fund will maintain a significant exposure to the equity securities of companies which derive a major portion of their revenue directly or indirectly from business lines  which benefit, or are expected to benefit from, technological events, advances or products ("Technology Companies").  Investing in securities of Technology Companies involves additional risks.  These risks include: the fact that certain companies in the Fund's portfolio may have limited operating histories; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors' sentiments and preferences with regard to investments in Technology Companies (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the U.S. and foreign stock markets which may disproportionately affect the prices of securities of Technology Companies and thus cause the Fund's performance to experience substantial volatility. The Fund is thus subject to these and other risks associated with Technology Companies to a much greater extent than a fund that does not emphasize these investments.

   It should be noted that the Adviser's definition of "Technology Companies" (as indicated above) covers companies in a broader range of industries and sectors than those that are more commonly considered technology companies.  As a result, the Fund's portfolio and performance may not resemble those of funds that are concentrated in more traditional technology companies.

Growth Company Securities

  The Fund may invest a substantial portion of its assets in "growth companies."  Investing in growth companies involves substantial risks.  Securities of growth companies may perform differently from the stock market as a whole and may be more volatile than other types of stocks.  Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market.  Also, earnings disappointments often lead to sharply falling prices for growth company stocks because investors buy growth company stocks in anticipation of superior earnings growth.  Securities of growth companies may also be more expensive relative to their earnings or assets compared to value or other types of stocks.

Risk of Net-Long Bias

The Fund's portfolio may operate with a "net-long bias," i.e., the dollar value of long positions in the portfolio exceed the dollar value of short positions.  As a result, in a declining equity market environment, operating with a net-long bias could subject the Fund's portfolio to more downside volatility than would be the case if the Fund's portfolio had greater short exposure.

Risk of Short Sales

  The Fund may seek maximum capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value.  For example, the Fund may "short" a security of a company if the Adviser believes the security is over-valued in relation to the issuer's prospects for earnings growth.  In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged.  At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

  To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer.  The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, where in the case of a short sale, there is no limit on the loss that may be incurred.  Moreover, the amount of any gain achieved through a short sale will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.  There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice.  If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.  Short selling may exaggerate the volatility of the Fund's investment portfolio.  Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund.  In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income.  (See "Certain Tax Matters --- Taxation of Short Sales.")

The Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration.  If the Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

When effecting short sales of securities, the Fund will receive a dollar amount (the "net short proceeds") equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (the "Prime Broker").  The Fund expects that, initially, its Prime Broker will be Morgan Stanley & Co. Incorporated.  Because the Fund expects to effect short sales as part of its principal investment strategy, the Fund expects that the short proceeds deposited with the Prime Broker could represent a material portion of the Fund's total assets.  This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker.  It is expected that the Adviser will monitor on an ongoing basis the creditworthiness of the Prime Broker.

Counterparty Credit Risk

The Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts.  If a counterparty to a swap contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  To partially mitigate this risk, the Adviser will seek to effect swap transactions only with counterparties that it believes are creditworthy.  The Adviser will consider the creditworthiness of counterparties in the same manner as it would review the credit quality of a security to be purchased by the Fund.  However, there is no assurance that a counterparty will remain creditworthy or solvent.

Leverage & Borrowings Risk

The Adviser expects that the Fund's investment program will make frequent use of leverage by borrowing money to purchase securities.  (Although the Fund may issue preferred shares, it has no intention of doing so within the next 12 months.)  The practice of leveraging by borrowing money is speculative and involves certain risks.  Because short sales involve borrowing securities and then selling them, the Fund's short sales have the additional effect of leveraging the Fund's assets.

Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.  Borrowings to purchase equity securities typically will be secured by the pledge of those securities.  The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.  This involves the transfer by the Fund of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument and, as described below, constitutes indebtedness subject to limitations of the Investment Company Act of 1940 (the "1940 Act").  Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund's total assets.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund's net asset value and thus can increase the volatility of the Fund's net asset value per share.  In the event that the Fund's portfolio investments decline in value, the Fund could be subject to a "margin call" and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings.  In the event of a sudden, precipitous drop in value of the Fund's assets, the Fund might not be able to liquidate assets quickly enough to pay off its borrowing.  Leverage also creates interest expense that may lower the Fund's overall returns.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the "Asset Coverage Requirement").  This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness.  The staff of the Securities and Exchange Commission's Division of Investment Management (the "SEC Staff") takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

The SEC Staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the Asset Coverage Requirement if an investment company "covers" its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position.  Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities.  Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund's ability to otherwise invest those assets or dispose of those securities.

In order to obtain "leveraged" market exposure in certain investments and to increase the overall return to the Fund of various investments, the Fund may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement.  These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.  See "Special Investment Instruments and Techniques" in the Fund's statement of additional information ("SAI").

There is no guarantee that a leveraging strategy will be successful.

Market Capitalization Risk

The Adviser will invest the Fund's assets in equity securities without regard to the issuer's market capitalization.  Accordingly, the Fund may invest significantly in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks.  The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies.  Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

Foreign Investment Risk

The Fund may invest without limitation in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers.  Securities of foreign issuers in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  The Adviser defines "foreign issuers" as companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad.  Since there are companies that may be legally organized or have principal offices located in the U.S. that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad, such companies are also considered to be "foreign issuers" for these purposes.

Risk factors affecting foreign investments include, but are not limited to, the following:  varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.  Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated.  Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in U.S. securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies.  A decline in the exchange rate would reduce the value of certain of the Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment.  In addition, the Fund may incur costs in connection with conversion between various currencies.  The Fund may also invest in companies located in, or doing business in, emerging or less developed countries.  These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility of the Fund's net asset value.  There is no limit on the amount of the Fund's assets that may be invested in companies located or doing business in emerging market countries.

The Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security.  This technique would allow the Fund to "lock in" the U.S. dollar price of the security.  Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities.  There may be, however, imperfect correlation between the Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings.  Forward contracts may also be used for non-hedging purposes to pursue the Fund's investment objective (subject to any policies established by the board of trustees of the Fund (the "Board")), such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's investment portfolio.  There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Non-Diversified Status

The Fund is a "non-diversified" investment company.  Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund's assets that may be invested in the securities of any one issuer.  The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

ADDITIONAL RISK FACTORS

The Incentive Fee

The Incentive Fee (as described below) may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee.  In addition, the Adviser may time investments in order to maximize income under the Incentive Fee.  While the Board does not expect to monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Adviser), expects to consider whether the Incentive Fee is fair and reasonable.

The Incentive Fee is accrued daily as a liability of the Fund and so reduces the net asset value of all shares.  The repurchase price received by a shareholder whose shares are repurchased in a repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods.  This is sometimes known as a "high water mark."  An Incentive Fee accrual may subsequently be reversed if the Fund's performance declines.  No adjustment to a repurchase price will be made after it has been determined.

Whenever shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund's assets paid in respect of such repurchase or in respect of such dividend or distribution.  For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund's shares are repurchased in a repurchase offer (meaning that 5% of the Fund's assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000.  Under this scenario, the Fund will not accrue an Incentive Fee until it recovers the cumulative loss of $4,750,000.  However, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of shares (including shares issued as a result of the reinvestment of dividends and distributions).  Consequently, as the number of outstanding shares increases, the per-share amount (but not the dollar amount) of a cumulative loss will be reduced.  As a result, if a shareholder does not reinvest its distributions, the benefits that such shareholder would receive from a cumulative loss (if any) will be diluted.  This means that an investor's investment may bear a higher percentage Incentive Fee than it otherwise would.  See "Additional Risk Factors --- Repurchase Offers," "Fees and Expenses --- Incentive Fee," and "Repurchase Offers --- Consequences of Repurchase Offers."

The application of the Incentive Fee may not correspond to a particular shareholder's experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding share.  For example, a shareholder may acquire shares after the Fund's trading has resulted in a cumulative loss.  If so, that shareholder's shares will not be subject to having their net asset value reduced by the Incentive Fee until sufficient gains have been achieved to exceed such losses, despite the fact that all gains allocated to such shares from the date of purchase will constitute aggregate cumulative appreciation in respect of such shares.  Conversely, the shares which had been outstanding when such losses were incurred may be subject to having their net asset value reduced by the Incentive Fee, even though the net asset value per share is below the net asset value at which such shares were issued.  In addition, when shares are issued at a net asset value reduced by the accrued Incentive Fee and such accrued Incentive Fee is subsequently reversed due to trading losses, the reversal will be allocated equally among all outstanding shares (increasing the net asset value per share), including those shares whose purchase price had not itself been reduced by the accrued Incentive Fee being reversed.

Very few investment advisers to registered investment companies receive an incentive fee similar to that to which the Adviser is entitled.  However, the Incentive Fee is comparable to performance-based fees charged by private funds.  While the Board does not expect to monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Adviser), expects to consider whether the Incentive Fee is fair and reasonable.

Repurchase Offers

The Fund offers to purchase only a portion of its shares each quarter, and there is no guarantee that investors will be able to sell all of their shares that they desire to sell in any particular repurchase offer.  If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder.  The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased.  See "Repurchase Offers --- Oversubscribed Repurchase Offer."

The Fund's repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been.  It may, therefore, force the Fund to sell assets it would not otherwise sell.  It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

The Incentive Fee is accrued as an expense of the Fund daily and thus reduces the net asset value of all shares.  The repurchase price received by an investor whose shares are repurchased in a quarterly repurchase offer will therefore reflect an accrual for the Incentive Fee if the Fund has experienced an increase in net assets due to investment operations from the beginning of the fiscal period through the date of repurchase.  However, that Incentive Fee accrual may subsequently be reversed if the Fund's performance declines.  No adjustment to a repurchase price will be made after it has been fixed.  See "Repurchase Offers --- Consequences of Repurchase Offers."

Limited Operating History

Each of the Fund  (which commenced operations on March 1, 2010) and the Adviser has a limited operating history upon which investors can evaluate its performance.  However, the Adviser's managing member, Alkeon Capital Management, LLC ("Alkeon"), as well as the Fund's portfolio manager, Mr. Panayotis ("Takis") Sparaggis (the "Portfolio Manager"), and other personnel of the Adviser have substantial experience in managing investment portfolios, including portfolios primarily composed of equity securities.  In addition, Mr. Sparaggis manages investment funds and accounts that have investment programs that are substantially similar to the investment program of the Fund.  See "Performance Information" and "Management of the Fund."

Liquidity Risks

The Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares.  Shares may be held only through Sanders Morris Harris Inc. ("SMH") or Mainsail Group, L.L.C. ("Mainsail," and together with SMH, the "Underwriters") or a broker or dealer that has entered into a selling agreement with an Underwriter.  Shareholders will be unable to redeem shares on a daily basis because the Fund is a closed-end fund.  Although the Fund offers to repurchase shares on a quarterly basis, a shareholder may not be able to liquidate its investment in the Fund within a timeframe suitable to that shareholder.  See "Repurchase Offers."  In addition, shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors (as defined herein) and to accounts with a broker or dealer that has entered into a selling agreement with an Underwriter.  Brokers, dealers or an Underwriter may require substantial documentation in connection with a requested transfer of shares, and shareholders should not expect that they will be able to transfer shares at all.  Attempted transfers may require a substantial amount of time to effect.  Shares of the Fund may not be exchanged for shares of any other fund.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Regulatory Risk

Changes in government regulations may adversely affect the value of a security.  An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.  Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund's use of such instruments, to the extent such instruments are used by the Fund.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, introduces a variety of new restrictions on the securities markets and imposes additional regulations on the trading of over-the-counter derivatives and swaps.  The full effect of this and future legislation cannot yet be known.

Market Disruption and Geopolitical Risk

The Fund is subject to the risk that geopolitical events, such as recent instability in the Middle East and the overthrow of autocracies in Tunisia and Egypt, may disrupt securities markets and adversely affect global economies and markets generally.  War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally.  Those events, as well as other changes in foreign and domestic political and economic conditions, such as the sovereign debt crisis beginning in the fall of 2009 that led to, among other things, the implementation of sweeping austerity measures in Portugal, Greece and Spain and other countries in Europe and mass labor protests, could also adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments.  At such times, the Fund's exposure to the risks described elsewhere in this Prospectus can increase and it may be difficult for the Fund to implement its investment program for a period of time.

Potential Conflicts of Interest

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, "Other Accounts") may give rise to conflicts of interest that may disadvantage the Fund.  The Fund has no interest in these other activities of the Adviser and its affiliates.  As a result of the foregoing, the persons that manage the Fund's investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts.  Such persons will devote only so much of their time to the management of the Fund's investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets.  There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.  In addition, SMH and Mainsail and their respective affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Adviser or its affiliates.  The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund, except that SMH or Mainsail may act as broker for, and impose usual and customary brokerage commissions on, the Fund in effecting securities transactions.  See "Potential Conflicts of Interest" and "Brokerage."

THE FUND

The Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company.  The Fund was organized under a Certificate of Trust on June 26, 2009 in the State of Delaware and commenced operations on March 1, 2010.  The Fund's principal office is located at 350 Madison Avenue, 9th Floor, New York, New York 10017, and its telephone number is (212) 389-8713.  The Adviser, SilverBay Capital Management LLC, a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"), serves as the investment adviser of the Fund.  The Adviser is controlled by its managing member, Alkeon, which is registered with the SEC as an investment adviser.  SMH has a non-controlling equity interest in the Adviser, pursuant to which it participates in a portion of the revenue generated by the Adviser.  Mr. Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund's Portfolio Manager.  Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board.  See "Management of the Fund --- The Board of Trustees" herein and "Management of the Fund" in the SAI.

USE OF PROCEEDS

The proceeds of this offering, excluding the amount of any sales load paid by shareholders (if applicable) and net of the Fund's ongoing fees and expenses, will be invested in accordance with the Fund's program as soon as practicable after each monthly closing of such offering or at such other times as may be determined by the Board.

Pending the investment of the proceeds of any offering in securities and other investments consistent with the Fund's investment program, the Fund may, during periods of adverse market conditions in the equity securities markets, deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash.  The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund's investment objective is to achieve maximum capital appreciation.  No assurance can be given that the Fund will achieve its investment objective or that shareholders will not lose money.

The Fund's investment objective is fundamental and may not be changed without the approval of shareholders.  However, except as otherwise stated in this prospectus (the "Prospectus") or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board without a vote of shareholders.  The Fund's fundamental investment policies and restrictions are listed in the SAI.  Its principal investment strategies are discussed below.  The Fund may change any investment policy or strategy that is not fundamental, if the Board believes doing so would be consistent with the Fund's investment objective.

Principal Investment Strategies & Methodology

The Fund pursues its investment objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. "Growth companies" are generally considered to possess these characteristics.  For purposes of the Fund's investment program, "equity securities" means common and preferred stocks (including IPO securities), convertible securities, stock options (call and put options), warrants and rights.  The Adviser will invest the Fund's assets in equity securities without regard to the issuer's market capitalization.

Common Stocks.  Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks.  Preferred stock generally has a preference over an issuer's common stock as to dividends and in the event of liquidation, but it ranks junior to debt securities in an issuer's capital structure.  Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid.  Preferred stock may also be subject to optional or mandatory redemption provisions.

IPO Securities. The Fund may purchase securities of companies in initial public offerings (i.e., "IPO securities") or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  (See "Principal Risk Factors --- Market Capitalization Risk.")

Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Call and Put Options on Individual Securities.  The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.  A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security.  A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund's books or with the Fund's custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.  The Fund may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.  (See "Principal Risk Factors --- Derivatives Risk.")

Options transactions may be effected on securities exchanges or in the over-the-counter market.  Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Warrants and Rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.

Total Return Swaps. The Adviser may use total return swaps to pursue the Fund's investment objective of maximum capital appreciation.  The Adviser may also use these swaps for hedging purposes.  A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional," amount.  Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments.  Such swaps would increase or decrease the Fund's investment exposure to the particular interest rate, currency, commodity or equity involved.  Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security).  (The use of swaps other than total return swaps is not expected to be a principal investment strategy of the Fund.)

Short Sales. The Fund may also seek maximum capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value.  The Fund may also effect short sales for hedging purposes.

Leverage. In addition, depending upon market conditions and the availability of suitable investment opportunities, the Fund may utilize leverage as part of its investment program by borrowing money to purchase securities.

The use of short sales and leverage are considered speculative investment practices and involve certain risks.  See "Principal Risk Factors --- Risk of Short Sales" and "--- Leverage & Borrowings Risk."

Historically, Alkeon, the managing member of the Adviser, has found significant opportunities for maximum capital appreciation in the equity securities of Technology Companies.  Conversely, Alkeon has also found opportunities for maximum capital appreciation in the equity securities of companies that are, or may be expected to be, disadvantaged by technological events, advances or products.  As a result, these companies, together with Technology Companies, are expected to comprise a significant portion of the Fund's portfolio.  The Fund's investment program may also include investments in the equity securities of companies in a variety of other industries and sectors.

In making investment decisions for the Fund, the Adviser uses fundamental investment analysis and in-depth research to identify attractive investment opportunities.  The Adviser's investment process involves a research driven, bottom-up analysis of a security's potential for appreciation or depreciation, and includes consideration of the financial condition, earnings outlook, and strategy, management and industry position of issuers.  This analytical process involves the use of valuation models, review and analysis of published research and, in some cases, discussions with industry experts and company visits.  The Adviser also takes into account economic and market conditions.

The Fund reserves the right to alter or modify some or all of the Fund's investment strategies in order to take advantage of changing market conditions, when the Adviser, in its sole discretion, concludes that such alterations or modifications will enable the Fund to meet its investment objective.

The Fund's investment program emphasizes active management of the Fund's portfolio.  Consequently, the Fund's portfolio turnover and brokerage commission expenses may significantly exceed those of other registered investment companies.  Additionally, a high portfolio turnover rate (one that exceeds 100% in our view) may result in the realization of capital gains, including short-terms gains which will be taxable to shareholders as ordinary income.  (See "Principal Risk Factors --- Active Management Risk.")

Additional information about the types of investments that may be made by the Fund is provided in the SAI.

NON-PRINCIPAL FUND INVESTMENT PRACTICES AND THEIR RISKS

Although the Fund's principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.  Information regarding these additional investments and the risks associated with them, is discussed below and in the SAI.

Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity.  (See "Temporary Investments; U.S. Government Securities Risk" below for more information.)  For these purposes, "fixed-income securities" are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.  Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities.  An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default.  In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.  The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities.  The Fund's investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds that are registered under the 1940 Act ("ETFs") and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, "Traded Funds") and effect short sales of these shares.  Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes.  Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a "basket" of stocks of companies within a particular industry sector or group.  Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called "creation units."  Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).  The Adviser does not anticipate purchasing creation units.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds.  In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash.  Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser.  Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation ("FDIC"); and repurchase agreements for U.S. Government Securities.  In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law.  If a U.S. Government agency or instrumentality in with the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall.  The U.S. Government's guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund's shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund's shares will not continue to fluctuate.

PERFORMANCE INFORMATION

The Fund, which commenced operations on March 1, 2010, has a limited operating history.  However, Mr. Panayotis ("Takis") Sparaggis, the Fund's Portfolio Manager, manages other accounts in accordance with an investment strategy that is substantially similar to that of the Fund.  Appendix B contains investment performance for such an account, from its inception.  (This account represents the longest track record available among all similarly managed accounts by Mr. Sparaggis.)  The performance information in Appendix B does not represent the investment performance of the Fund and should not be viewed as indicative of the future investment performance of the Fund.  Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B.  Past performance is not a guarantee of future performance.  The Fund's return during its limited operating history is shown in its "Financial Highlights" above.  Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's expenses.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the operations of the Fund.  The Board has delegated responsibility for management of the Fund's day-to-day operations to the Adviser.  (See "Management of the Fund --- The Adviser.")  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The persons comprising the Board (the "Trustees") are not required to invest in the Fund or to own shares.  A majority of the Trustees are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees").  The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth in the SAI.

The Adviser

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies or procedures established by the Board, pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser effective as of December 8, 2009 (the "Advisory Agreement").  The Adviser is responsible for: (i) developing and implementing the Fund's investment program, (ii) managing the Fund's investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund.  The Adviser will monitor the Fund's compliance with all applicable investment limitations, including those imposed by the 1940 Act.  (Additional information regarding the Advisory Agreement is provided in the SAI under "Investment Advisory and Other Services.")

The Adviser, a Delaware limited liability company, is registered as an investment adviser under the Advisers Act.  Affiliates of the Adviser will serve as investment advisers, sub-advisers or general partners to other registered and private investment companies.  The offices of the Adviser are located at 350 Madison Avenue, 9th Floor, and its telephone number is (212) 389-8713.  The Adviser is controlled by its managing member, Alkeon.  Alkeon is a Delaware limited liability company that commenced operations on January 1, 2002 and is registered as an investment adviser under the Advisers Act.  The offices of Alkeon are located at 350 Madison Avenue, 9th Floor, New York, New York 10017, and its telephone number is (212) 389-8710.  As of February 1, 2011, Alkeon managed approximately $2.4 billion of client assets in its global growth equity strategies, including various registered investment companies and private investment funds.

Portfolio Management

Mr. Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund's Portfolio Manager.  Mr. Sparaggis also serves as the portfolio manager of several other investment funds that have investment programs substantially similar to that of the Fund.  Mr. Sparaggis is also the controlling person of Mainsail, an affiliate of Alkeon, a broker-dealer registered under the Exchange Act and a co-underwriter of the Fund's shares.

From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. ("CIBC WM") and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director.  From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers ("OIA"), an investment management program offered by CIBC WM, and was then responsible for OIA's MidCap Managed Account Portfolios.  From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

Mr. Sparaggis received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993.  He received an IBM Fellowship in physical sciences in 1992 and 1993.  He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of shares in the Fund.

Administration, Accounting, and Other Services

BNY Mellon Asset Servicing (formerly PNC Global Investment Servicing (U.S.) Inc.) ("BNYMAS") serves as the Fund's administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above).  (BNYMAS also provides transfer agency services to the Fund.)  In consideration of the administration and accounting services, the Fund pays BNYMAS a monthly fee equal to a percentage of the Fund's average net assets, with such annual rate declining from .08% to .06% as the Fund's net assets increase.  As of January 31, 2011, this fee was approximately .077% of the Fund's average net assets.  The Fund also reimburses BNYMAS for certain out-of-pocket expenses.  The principal business address of BNYMAS is 301 Bellevue Parkway, Wilmington, Delaware 19809.

Custodian

PFPC Trust Company ("PFPC") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.  PFPC's principal business address is 8800 Tinicum Boulevard, 4th Floor, Philadelphia, Pennsylvania 19153.

Prime Broker

Morgan Stanley & Co. Incorporated ("Morgan Stanley") currently serves as the Fund's Prime Broker.  The Fund, Morgan Stanley and PFPC are parties to an agreement in which Morgan Stanley retains custody, on behalf of the Fund, of the proceeds from securities sold short.  The Fund may also borrow money "on margin" from Morgan Stanley.

FEES AND EXPENSES

Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 2.00% of the Fund's average daily net assets (the "Management Fee"), which is due and payable in arrears within five business days after the end of each month.  This fee is accrued daily as an expense to be paid out of the Fund's assets and will have the effect of reducing the net asset value of the Fund.

Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the "Incentive Fee") promptly after the end of each fiscal year of the Fund.  The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund's net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year.  The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below.  For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).  Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.  "Fiscal Period" means each twelve-month period ending on the Fund's fiscal year-end, provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period.  Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund's fiscal year.  Thus, the occurrence of certain events, such as the termination of the Advisory Agreement (which may be terminated by the Adviser upon 60 days prior written notice to the Fund) or a periodic share repurchase offer, will trigger the determination of a Fiscal Period and the payment to the Adviser of the Incentive Fee, if any.

In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund's fiscal year-end due to the Fund's share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund's fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period.  For example, if the Fund has a balance in the loss carryforward account of $1 million, and 10% of the Fund's shares are repurchased in a repurchase offer (meaning that 10% of the Fund's assets are paid out to tendering shareholders) and the Fund has net profits for such Fiscal Period (which is not the end of the Fund's fiscal year) of $3 million, then (a) as described below, the positive balance in the Fund's loss carryforward account will be reduced from $1 million to zero; and (b) the Adviser will be paid $40,000, based on the following:

$3 million                            •net profits for the Fiscal Period
($1 million)                          •amount required to eliminate the balance in the loss carryforward account
________

$2 million                            •net profits for the Fiscal Period after the balance of the loss carryforward account is eliminated
x 20%                              •amount of Incentive Fee rate

________

$400,000                            •amount of accrued Incentive Fee

x 10%                              •proportion of the Fund's assets paid out to tendering shareholders
________
$40,000                               •amount of incentive fee paid for the Fiscal Period

Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to four times each fiscal year.  For purposes of determining the Fund's net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund's fiscal year).

The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund.  Thus, the payment of an Incentive Fee for a Fiscal Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Fiscal Period.

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund's loss carryforward account.  The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund's operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero).  This is sometimes known as a "high water mark."  The balance of the loss carryforward account, if any, will be subject to a proportionate reduction as of the day following: (i) the payment by the Fund of any dividend or other distribution to shareholders (unless the full amount thereof is reinvested in shares of the Fund); and (ii) any repurchase by the Fund of its shares.

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees.  In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies.  (See "Additional Risk Factors --- The Incentive Fee" above.)

Shareholder Servicing Fees

Under the terms of each distribution agreement with the Fund, the Fund pays ongoing shareholder servicing fees to the Underwriters to compensate them for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund.  Each Underwriter may retain all or a portion of these payments.  These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.25% (on an annualized basis) of the net asset value of the Fund (the "Shareholder Servicing Fees").  Shareholder Servicing Fees will be accrued daily as an expense of the Fund.

Pursuant to the terms of each Underwriter's distribution agreement with the Fund, each Underwriter may retain unaffiliated brokers or dealers to: (i) act as selling agents ("Selling Agents") to assist in the distribution of shares; and (ii) to provide ongoing investor services and account maintenance services to their customers that are investors in the Fund.  Selling Agents will be compensated for their services in determining whether an investment in the Fund is a suitable investment for their customers (in accordance with the rules of the Financial Industry Regulatory Authority, Inc. ("FINRA")) and whether investors are Qualified Investors (as described herein), for providing customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases.  Selling Agents will be required to implement procedures designed to enable them to form a reasonable belief that any transferees of the shares that are their clients are Qualified Investors and that each Selling Agent will agree to cooperate in the event of a regulatory audit to determine the Qualified Investor status of the shareholders for whom it holds shares.  (See "Investor Qualifications and Suitability.")

Other Fees and Expenses of the Fund

The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Underwriters pursuant to their agreements with the Fund, including, but not limited to:  all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees); the Management Fee; the Incentive Fee; the Shareholder Servicing Fees; any non-investment related interest expense; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses.

THE OFFERING

Purchase Terms; Minimum Investment

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, if applicable, a sales load of up to 3% of the amount invested (as described below).  Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares.  The Fund's net asset value per share will be circulated to Selling Agent's offering shares of the Fund.  Purchase orders for shares sold in connection with a monthly offering must be received in proper form by an Underwriter prior to the close of business (normally 5pm) on the day of the month specified by the Underwriters in a written communication to the Selling Agents (and communicated by Selling Agents to their customers) (a "Closing Time"), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month.  A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time.  The Fund reserves the right to suspend or terminate the offering of shares at any time.

The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor's broker, dealer or other financial intermediary, but not below $50,000.  Subsequent investments must be at least $10,000.  The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

In order to purchase shares, a prospective investor must submit a completed investor certification to an Underwriter or Selling Agent.  (A form of investor certification is included as Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.)  Additional information regarding investor qualifications is set forth under "Investor Qualifications" below.

At each Closing Time purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor's purchase order.  Investors will not receive any stock certificate evidencing the purchase of Fund shares.  Instead, they will receive written or electronic confirmation of each transaction and regular reports showing account balances.

Plan of Distribution

SMH and Mainsail, underwriters under the federal securities laws, serve as co-underwriters of shares on a best efforts basis, subject to various conditions, pursuant to the terms of each Underwriter's distribution agreement with the Fund.  Neither SMH nor Mainsail is obligated to buy from the Fund any of the shares.  The Underwriters do not intend to make a market in the shares.

SMH is a securities brokerage firm that is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act"), a member of FINRA and registered as an investment adviser under the Advisers Act.  SMH, a wholly-owned subsidiary of Sanders Morris Harris Group, Inc., has a non-controlling equity interest in the Adviser, pursuant to which it participates in a portion of the revenue generated by the Adviser.  SMH maintains its principal office at 600 Travis, Suite 5800, Houston, Texas 77002.

Mainsail is a securities brokerage firm that is registered as a broker-dealer under the Exchange Act and a member of FINRA.  Mr. Sparaggis is the controlling person of Mainsail.  Mainsail maintains its principal office at 350 Madison Avenue, 9th Floor, New York, New York 10017.

Under the terms of each distribution agreement with the Fund, the Underwriters are authorized to retain unaffiliated brokers or dealers (i.e., the Selling Agents) to assist in the distribution of shares.  In addition, pursuant to the distribution agreements, the Fund pays ongoing Shareholder Servicing Fees to the Underwriters to compensate them for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund.  Each Underwriter may retain all or a portion of these payments.  These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.25% (on an annualized basis) of the net asset value of the Fund.  See "Fees and Expenses --- Shareholder Servicing Fee" above.  The Fund may terminate the distribution agreements on 60 days' prior written notice.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of its shares of up to 3%.  The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent.  The sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families.  In addition, the sales load is not applicable to investors that purchase shares through a fee-based account with their broker, dealer or other financial intermediary (commonly known as a "wrap fee program").  The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund.  The Selling Agents' receipt of the sales load is subject to the applicable limitations imposed by FINRA rules and regulations.

The Adviser (or its affiliates), in its discretion and from its own resources, may pay the Selling Agents additional compensation not to exceed 0.75% (on an annual basis) of the aggregate value of shares of the Fund held by customers of the Selling Agent.  In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Selling Agent's registered representatives, placement on a list of investment options offered by a Selling Agent, or the ability to assist in training and educating the Selling Agent's registered representatives.  The additional compensation may differ among Selling Agents in amount.  The receipt of additional compensation by a Selling Agent may create potential conflicts of interest between an investor and its Selling Agent who is recommending the Fund over other potential investments.

The Fund has agreed to indemnify each Underwriter and each person, if any, who controls the Underwriter against certain liabilities, unless it is determined that the liability resulted from the willful misfeasance, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's obligations and duties.  See "Investment Advisory and Other Services" in the SAI.

DESCRIPTION OF SHARES

The Fund is an unincorporated statutory trust organized under the laws of Delaware.  The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value.  The Board is authorized to increase or decrease the number of shares issued.  Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.  The Trustees have the power to pay expenses of the Fund prior to paying dividends or distributions to shareholders.

All shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.  The Fund does not intend to hold annual meetings of shareholders.  Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments.  Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Shares are not available in certificated form.  The Fund's agreement and declaration of trust (the "Declaration of Trust") provides that any transfer will be void if made: (i) to an account held through a broker or dealer that has not entered into a selling agreement with an Underwriter or (ii) to any person who is not a Qualified Investor (as described below).

Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value.  Shares of the Fund are not listed on any exchange and the Fund does not expect that any secondary market will develop for the shares, except that brokers or dealers that have entered into selling agreements with an Underwriter (i.e., Selling Agents) may make a market in the shares among their customers that are Qualified Investors.  See "Investor Qualifications and Suitability."  Prices received or paid for the shares in such transactions will not be available to the public, thus, the Fund and shareholders will not be able to inform themselves if such transactions were effected at a premium or a discount to net asset value.  The Fund cannot offer any assurance that any broker or dealer will make a market in the shares or that transactions in any such market will be effected at a price equal to or higher than net asset value.

Certain Provisions in the Declaration of Trust

To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Trustees then in office followed by the favorable vote of the holders of not less than 75% of the outstanding shares, unless such amendment has been approved by at least 75% of the Trustees, in which case approval by a vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) would be required.  The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders.  The Board believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies.  Therefore, investors should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.  See "Investor Qualifications and Suitability --- Investor Suitability: Unlisted Closed-End Structure and Limited Liquidity."

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CERTAIN TAX MATTERS

The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders.  The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.  No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.

The Fund has elected to be treated, and intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended.  To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets.  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders.  The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement.  The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits.  Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Investors are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund.  For additional information, see the SAI under "Tax Aspects."

Taxation of Short Sales

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's possession.  Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains.  A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year.  In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed.  However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property.  Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale.  The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.  For additional information, see the SAI under "Tax Aspects."

INVESTOR QUALIFICATIONS AND SUITABILITY

Investor Qualifications

         Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $1.5 million (or in the case of an individual, a joint net worth with their spouse of more than $1.5 million) ("Qualified Investors").  In order to purchase shares, a prospective investor must submit a completed investor certification to an Underwriter or Selling Agent prior to the Closing Time (as described in "The Offering --- Purchase Terms; Minimum Investment" above).  (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.)  The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.

Existing shareholders who are purchasing additional shares will be required to meet the Fund's eligibility criteria and submit a new investor certification each time they purchase additional shares.

Investor Suitability

General Considerations.  An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors.  Prior to making an investment decision, you should:  (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial adviser to determine whether an investment in the Fund is suitable for your risk profile.  A shareholder should invest in the Fund only money that it can afford to lose, and a shareholder should not invest money to which it will need access on a short-term or frequent basis.  In addition, a shareholder should be aware of how the Fund's investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.

Unlisted Closed-End Structure and Limited Liquidity.  The Fund is organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis.  In addition, the Fund does not plan to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares.  Although the Fund will make quarterly offers to repurchase its shares,  there can be no assurance that the Fund will repurchase shares that are tendered by a shareholder in connection with any repurchase offer.  A prospective investor should consider its liquidity needs before investing.

Transfer Restrictions.  Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors and who hold their shares through an Underwriter or a Selling Agent.  The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all.  Attempted transfers may require a substantial amount of time to effect and may not be in the manner desired by a shareholder.  Shares of the Fund may not be exchanged for shares of any other fund.  An investment in the Fund should be viewed as a long-term investment and is suitable only for investors who bear the risks associated with the limited liquidity of shares (including these transfer restrictions).

REPURCHASE OFFERS

No Right of Redemption

No shareholder will have the right to require the Fund to redeem its shares.  No public market exists for the shares, and none is expected to develop.  Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described below.

Repurchases of Shares

The Fund operates as an "interval fund" under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders.  As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals.  Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter.  However, repurchase offers in excess of 5% of the Fund's outstanding shares for any particular fiscal quarter are entirely within the discretion of the Fund's board of trustees and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund's outstanding shares.  As a general matter, the percentage of outstanding shares that the Fund will offer to repurchase will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

Quarterly repurchase offers will occur each January, April, July and October.  The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the "repurchase request deadline") will be generally on or about the 18th day in the months of January, April, July and October or, if the 18th day is not a business day, on the next business day.  The date on which the repurchase price for shares is determined will be generally the last day of the month (the "repurchase pricing date"), but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day).  The Fund does not charge a repurchase fee.  See "Repurchase Offers --- Fundamental Policies with Respect to Share Repurchases."  The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases.

Prior to the commencement of any repurchase offer, the Fund sends a notification of the offer to shareholders via their brokers, dealers or other financial intermediaries. The notification specifies, among other things:

●             the percentage of shares that the Fund is offering to repurchase;

●	the date on which a shareholder's repurchase request is due (i.e., the repurchase request deadline);

●	the date that will be used to determine the Fund's net asset value applicable to the share repurchase (i.e., the repurchase pricing date);

●	the date by which shareholders will receive the proceeds from their share sales; and

●	the net asset value of the shares of the Fund no more than seven days prior to the date of the notification.

The Fund intends to send this notification approximately 30 days before the deadline for the repurchase request.  In no event will the notification be sent less than 21 or more than 42 days in advance of the repurchase request deadline.  A shareholder's broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased shares.

The repurchase request deadline will be strictly observed.  If a shareholder's broker, dealer or other financial intermediary fails to submit a shareholder's repurchase request in good order by the repurchase request deadline, the shareholder will be unable to liquidate the shares until a subsequent quarter, and the shareholder will have to resubmit the request in that subsequent quarter.  Shareholders should advise their brokers, dealers or other financial intermediaries of their intentions in a timely manner.  Shareholders may withdraw or change their repurchase request at any point before the repurchase request deadline.

Fundamental Policies with Respect to Share Repurchases

The Board has adopted the following fundamental policies with respect to its share repurchases which may only be changed by the "vote of a majority of the outstanding voting securities" of the Fund (within the meaning of Section 2(a)(42) of the 1940 Act):

●	The Fund will make periodic share repurchase offers each fiscal quarter (in January, April, July and October) pursuant to Rule 23c-3(b) of the 1940 Act, as it may be amended from time to time;

●	The repurchase request deadlines will be generally on or about the 18th day in the months of January, April, July and October or, if the 18th day is not a business day, on the next business day; and

●	There will be a maximum 14 day period between each repurchase request deadline and the repurchase pricing date.

Oversubscribed Repurchase Offer

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests.  However, the percentage determined by the Board for each repurchase offer sets a maximum number of shares that may be purchased by the Fund.  In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of an additional 2% of the outstanding shares of the Fund beyond the original repurchase offer amount.  If the Fund determines not to repurchase additional shares beyond the original repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

If prorating is necessary, the Fund will send a notice of prorating on the business day following the repurchase request deadline.  The number of shares each investor asked to have repurchased will be reduced by the same percentage.  If any shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next repurchase offer, and the shareholder's repurchase request will not be given any priority over other shareholders' requests at this later date.  Thus, there is a risk that the Fund may not purchase all of the shares a shareholder wishes to sell in a given quarter or in any subsequent quarter.  In anticipation of the possibility of prorating, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of prorating.  There is no assurance that shareholders will be able to sell as many of their shares as they desire to sell.

The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Board, including a majority of the Independent Trustees.  These circumstances are:

●	if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code;

●
for any period during which the New York Stock Exchange (the "NYSE") or any other market in which the portfolio securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

●
for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

●	for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement.  If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to shareholders.

Determination of Repurchase Price

The repurchase price payable in respect of a repurchased share is equal to the share's net asset value on the repurchase pricing date.  Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's investment objective and policies and the potential for the Incentive Fee.  Indeed, the Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests.  In that regard, the Fund's net asset value per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially shortly after a repurchase request deadline and the repurchase pricing date.  Nevertheless, the repurchase price will not be adjusted after the repurchase pricing date.  In order to assist investors in determining whether to participate in a repurchase offer, Rule 23c-3 of the 1940 Act requires that the Fund calculate its net asset value each business day during the five business days preceding the repurchase request deadline as of the close of business on the NYSE.  Since Selling Agents are responsible for disseminating the Fund's net asset value to their customers, there is a risk that these agents may not disseminate current net asset value information to shareholders, which would impact a shareholder's ability to evaluate effectively whether to participate in the repurchase offer.  The method by which the Fund calculates net asset value is discussed below.  See "Calculation of Net Asset Value."

Payment for Repurchases

Payment for tendered shares will be distributed to brokers, dealers or other financial intermediaries for distribution to their customers, as specified in the repurchase offer notification, no later than seven days after the repurchase pricing date.

Impact of Repurchase Policy

From the time the Fund distributes each repurchase offer notification until the repurchase pricing date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer.  For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or of assets that mature by the repurchase payment date.  The Fund is also permitted to borrow money to meet repurchase requests.  Borrowing by the Fund involves certain risks for shareholders.  See "Principal Risk Factors --- Leverage & Borrowings Risk."

Consequences of Repurchase Offers

The Fund believes that repurchase offers are generally beneficial to the Fund's shareholders, and are expected to be funded from available cash or sales of portfolio securities.  However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the Fund's expenses and reducing any net investment income.  To the extent the Fund finances repurchase proceeds by selling liquid investments, the Fund will hold a larger proportion of its total assets in illiquid securities.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which would in turn reduce the Fund's net asset value.

Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value.  There is no assurance that any secondary market for the Fund's shares will develop, and in the event that a secondary market does develop, it is possible that shares would trade in that market at a discount to net asset value.

Repurchase of the Fund's shares will tend to reduce the number of outstanding shares and, depending upon the Fund's investment performance, its net assets.  A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.  In addition, the repurchase of shares by the Fund is a taxable event to shareholders.  For a discussion of these tax consequences, see "Tax Aspects" in the SAI.

Repurchase offers will cause the Fund to calculate Fiscal Periods more frequently than annually.  If that occurs, shareholders could be adversely affected.  For example, the Fund may be required to pay the Adviser a portion of the Incentive Fee accrued through that date based on the Fund's investment performance for a Fiscal Period under circumstances where, if no interim Fiscal Periods had occurred, the Adviser would not have been eligible to receive an Incentive Fee payment for an entire fiscal year.  Conversely, if at the time the Fund has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets withdrawn from the Fund to pay the share repurchases, with the result that the Adviser will be in a better position to eventually earn an Incentive Fee with respect to the Fund.  See "Additional Risk Factors -- Repurchase Offers."

CALCULATION OF NET ASSET VALUE

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges.  Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price ("NOCP") (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ's best offer price if the last trade is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund's net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed "stale" and the value will be determined at fair value.  Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units.  The Adviser monitors the reasonableness of valuations provided by the pricing service.  Such debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost.

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time.  Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.  On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund  calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded.  These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities).  When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value pursuant to procedures adopted in good faith by the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net asset value if the Adviser's judgments regarding appropriate valuations should prove incorrect.

The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value.  As a result, the Fund's issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders.  Fair values assigned to the Fund's investments also affect the amount of the Management Fee and Incentive Fee.  See "Additional Risk Factors -- Incentive Fee."  All fair value determinations by the Adviser are subject to the review of the Board.

Expenses of the Fund, including the Management Fee and the Incentive Fee and the costs of any borrowings are accrued daily and taken into account for the purpose of determining the Fund's net asset value.

DISTRIBUTION POLICY

Dividends will be paid annually on the shares in amounts representing substantially all of the Fund's net investment income, if any, earned each year.  Payments on the shares will vary in amount depending on investment income received and expenses of operation.  It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that the Fund is unlikely to have income or pay dividends.  The Fund is not a suitable investment if you require regular dividend income.

Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually.  For additional information, see "Tax Aspects" in the SAI.

The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

Automatic Reinvestment Plan

Dividends and capital gain distributions to shareholders will be automatically reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary.  Shareholders will not be charged any fees as a result of participating in the plan.  A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash.  The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales load or other charge for reinvestment.  Shareholders may affirmatively opt out of the automatic reinvestment plan at any time by contacting their broker, dealer or other financial intermediary, who will inform the Fund.  Such a request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

Although shareholders receive no cash for distributions reinvested through the plan, ordinary income and/or capital gains are realized for federal income tax purposes on the ex-dividend date.  Distributions may also be subject to state and local taxes in the year they are declared.  Shareholders will be required to report distributions on their tax returns, even if the distribution is reinvested in additional shares.

The Fund reserves the right to suspend the automatic reinvestment plan at any time and require shareholders to receive all distributions in cash.  The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions.  The Fund does not currently expect to suspend or limit the reinvestment plan, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

POTENTIAL CONFLICTS OF INTEREST

General

Alkeon controls the Adviser as its sole managing member.  In addition, Alkeon, an investment adviser registered under the Advisers Act, carries on substantial investment activities for its own account and for other registered investment companies, private investment partnerships, institutions and individual clients.  The Fund has no interest in these activities.  As a result of the foregoing, Alkeon and its officers or employees who assist in its management of the Adviser will be engaged in substantial activities other than as the managing member of the Adviser and may have conflicts of interest in allocating their time and activities between the Fund, the Adviser and Alkeon.  Alkeon and its officers and employees devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

The Adviser and Alkeon may provide investment advice for certain other investment funds or other accounts that pursue investment strategies similar to that of the Fund (the "Similar Accounts").  As a general matter, the Adviser (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser or Alkeon for investment for the Similar Accounts.  There may be circumstances, however, under which the Adviser or Alkeon will cause one (or more) of the Similar Accounts to commit a different percentage of its assets to an investment opportunity than the Adviser will cause the Fund to commit its assets.  There may also be circumstances under which the Adviser or

Alkeon will consider or recommend participation by the Similar Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund.

The Adviser will consider various criteria in evaluating whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Similar Account at a particular time.  The criteria typically include: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of obtainable position); (iv) the transaction costs involved; and (v) the  investment or regulatory limitations applicable to the particular entity or account.  Similarly, the Adviser will consider subjective criteria when determining if a limited investment opportunity (such as an IPO) is an investment that is appropriate and feasible (in light of restrictions on investments in IPOs as may be applicable under the 1940 Act) for the Fund and/or a Similar Account.  Accordingly, the Fund may not be able to take full advantage of an investment opportunity to the extent the Adviser determines, in its discretion, that such opportunity is not appropriate for the Fund.  Because these considerations may differ for the Fund and the Similar Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Similar Accounts may differ from time to time.  In addition, the fees and expenses of the Fund may differ from those of the Similar Accounts.  Therefore, prospective shareholders should note that the future performance of the Fund and the Similar Accounts may vary.  See "Performance Information."

When the Adviser and/or Alkeon determine(s) that it would be appropriate for the Fund and one or more Similar Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with Alkeon's and the Adviser's responsibilities under the Advisers Act and the 1940 Act and their own internal procedures.  However, decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Similar Accounts, in all trades.  The Adviser and Alkeon will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or Alkeon.  These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Similar Accounts, thereby limiting the size of the Fund's position; (ii) the difficulty of liquidating an investment for the Fund and the Similar Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

The members of the Adviser, Alkeon and their directors, managers, officers and employees (including the Fund's Portfolio Manager, Mr. Sparaggis) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser or Alkeon that are the same, different or made at a different time than positions taken for the Fund.  In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Adviser, Alkeon and Mainsail have adopted a Joint Code of Ethics and the Fund and SMH have each adopted a Code of Ethics, all of which are in compliance with Rule 17j-1 under the 1940 Act which restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.  Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  Each Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of each Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Other Matters

SMH currently acts as a co-underwriter for the Fund's shares and bears various costs associated with its activities as an Underwriter.  SMH is a securities brokerage firm and is registered as a broker-dealer under the Exchange Act, is a member of FINRA, and is registered as an investment adviser under the Advisers Act.  Similarly, Mainsail, an affiliate of Alkeon, acts as a co-underwriter for the Fund's shares and bears various costs associated with its activities as an Underwriter.  Mainsail is a securities brokerage firm and is registered as a broker-dealer under the Exchange Act and is a member of FINRA.  The Fund pays Shareholder Servicing Fees to each of SMH and Mainsail to compensate for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund.  Each Underwriter may retain all or a portion of these payments.  See "Fees and Expenses -- Shareholder Servicing Fees" and "The Offering."  SMH has a non-controlling equity interest in the Adviser, pursuant to which it participates in a portion of the revenue generated by the Adviser.

Situations may arise in which accounts affiliated with SMH, Mainsail or their respective affiliates have purchased securities that would have been suitable for investment by the Fund, but which the Fund, for various reasons, did not choose to purchase.  This could affect the availability (or price) of investments to the Fund at a later time.  From time to time, in the course of its brokerage, investment or dealer activities, SMH, Mainsail or their affiliates may trade, position or invest in, for its own account, the same securities as those in which the Fund invests.  This could have an adverse impact on the Fund's investment performance.

SMH, Mainsail and their affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Adviser, Alkeon or one of their respective affiliates.  In addition, these firms may receive research products and services in connection with the brokerage services that SMH, Mainsail and their affiliates may provide from time to time to one or more Similar Accounts or to the Fund.  The Fund may also pay brokerage commissions to affiliated broker-dealers.

The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund, except that SMH or Mainsail may act as broker for, and impose usual and customary brokerage commissions on, the Fund in effecting securities transactions.  See "Brokerage."  In addition, the Fund may effect certain principal transactions in securities with one or more Similar Accounts, except for accounts in which Alkeon or any affiliate thereof serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from Alkeon or any affiliate's appointment as an investment adviser or portfolio manager to the account).  These transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Similar Account to sell, or the Fund to sell and such Similar Account to purchase, the same security or instrument on the same day.  The purchases and sales will be made pursuant to procedures adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act.  Among other things, those procedures are intended to ensure that: (i) each transaction will be effected for cash consideration at the current market price of the particular securities; (ii) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

The Fund is not permitted to purchase or sell securities of any issuer as to which the Adviser or Alkeon has obtained material, non-public information, until such time as the information is no longer material or has become publicly known.  This policy could adversely affect the Fund's investment performance because the Fund may: (i) hold securities of an issuer with respect to which the Adviser or Alkeon has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser or Alkeon has favorable information.

As a result of the investment banking, corporate finance or similar activities of SMH and Mainsail, the Fund may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Fund may purchase securities during the existence of an underwriting or selling syndicate in which SMH or Mainsail is participating only subject to certain conditions.  This could have an adverse impact on the Fund's investment performance.

Future investment activities of the Adviser, Alkeon, SMH and Mainsail and their members, managers, principals, partners, directors, officers or employees (as applicable), may give rise to additional conflicts of interest.

BROKERAGE

The Adviser is responsible for placing orders for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions.  Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund's brokerage policies.

In selecting brokers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities.  Although the Adviser will generally seek reasonably competitive commission rates, the Adviser will not necessarily pay the lowest commission available on each transaction.  The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Fund with brokers (including affiliates of the Fund) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.  In addition, the Adviser may at times execute a trade through a particular broker but then "step out" the trade to a different broker.  This occurs when the Adviser determines that the order is best executed through a certain broker (including an affiliated broker) but would like to pay all or a portion of the commission to another broker for research provided to the Adviser.  During the most recent fiscal year, Mainsail stepped-out of all trades it executed on behalf of the Fund (and earned no commission as a result of these trades).  Research services obtained by the use of commissions arising from the Fund's portfolio transactions may be used by the Adviser in other investment activities and, thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research provided to the Adviser.  In no instance, however, will the Fund's securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.  Information and research received from such brokers will be in addition to, and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement.  The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser, Alkeon or their respective affiliates in providing services to clients other than the Fund.  In addition, as noted above, not all of the supplemental information is used by the Adviser in connection with the Fund.  Conversely, the information provided to the Adviser or its affiliates by brokers or dealers through which other clients of the Adviser or its respective affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

Although the Fund cannot accurately predict its portfolio turnover for the Fund, the Fund generally expects that its annual portfolio turnover rate to significantly exceed that of other registered investment companies.  The Fund's portfolio turnover rate may result in brokerage expenses that may exceed those of other registered investment companies.  A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the shareholders as ordinary income.  The Adviser may execute portfolio brokerage transactions through SMH or Mainsail as well as other non-affiliated brokers.  Transactions with any affiliated broker would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder.  Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price.  Rule 17e-1 defines a "usual and customary broker's commission" as one that is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

GENERAL INFORMATION

Fiscal Year

The Fund's fiscal year ends on each October 31.  The Fund's tax year for federal income tax purposes also ends on each October 31.

Reports to Shareholders

As soon as practicable after the end of each taxable year, the Fund furnishes to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Legal Counsel

Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as U.S. legal counsel to the Fund.  The firm also acts as U.S. legal counsel to the Adviser and its affiliates with respect to certain other matters.  The firm does not represent potential investors with respect to their investment in the Fund.

Shareholder Inquiries

Inquiries concerning the Fund and shares (including information concerning purchasing and withdrawal procedures) should be directed to your Selling Agent.  All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

More information about the Fund is available in the SAI.  The SAI is incorporated by reference into this Prospectus.  The Fund files with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q.  Additional information about the Fund's investments will be available in the annual and semi-annual reports to shareholders.  The Fund's annual and semi-annual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov).

From time to time, additional Fund information, such as risk and exposure reports, or the Portfolio Manager's market outlook or industry assessments, may be made available.  To the extent permitted by law, such information, as well as the Prospectus, SAI and shareholder reports, may be obtained free of charge by contacting your financial advisor.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Additional Investment Policies and Practices	S-2
Investment Advisory and Other Services	S-6
Management of the Fund	S-7
Portfolio Manager	S-13
Tax Aspects	S-13
Proxy Voting Policies and Procedures	S-18
General Information	S-19
Financial Statements	S-19

47

APPENDIX A

Form of Investor Certification

ACAP STRATEGIC FUND

Account No.:_____________

Broker Name: _____________

INVESTOR CERTIFICATION

This certificate relates to ACAP Strategic Fund (the "Fund") and is given to you as broker with respect to a potential purchase of shares in the Fund.

I hereby certify that I am a natural person with, or I am signing on behalf of a company with, a net worth of more than $1,500,000 (if a natural person, together with assets held jointly with my spouse).  If I am signing on behalf of a company, I further certify that (A) such company is not a private investment company,1 a registered investment company or a business development company or (B) if such a company, each equity owner can make the certification in the preceding sentence.  For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less all indebtedness and liabilities of any type (including joint liabilities with any other person).  I agree to produce evidence to support the foregoing certification upon request.

In addition, I hereby confirm that I understand and agree that should I (or the company) purchase shares of the Fund, the following conditions will apply to the ownership and transfer of the shares:

(1)	Shares may be held only through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund's underwriter(s) for the provision of shareholder services;

(2)
Shares may not be transferred, including by bequest, except to a person who has a net worth (if a natural person, together with assets held jointly with spouse) of more than $1,500,000, who agrees to hold his, her or its shares through a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund, and who agrees not to transfer the shares except to another person who has a net worth (if a natural person, together with assets held jointly with spouse) of more than $1,500,000 and agrees to comply with the foregoing ownership and transfer restrictions; and

(3)
Upon any transfer of shares in violation of the foregoing clauses (1) or (2), in addition to any other remedy that it may have, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred shares.

Notwithstanding that the Fund is registered under the Investment Company Act of 1940, and the shares are being offered under an effective registration statement under the Securities Act of 1933, I acknowledge, understand and recognize that there will be no secondary market for the shares and that liquidity is limited as set forth in the prospectus.  I understand that you, the Fund, and the Adviser are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the Fund.  I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who can not make this certification,

_____________________________
1 For this purpose, "private investment company" means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).

A-1

and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect.  I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true.  I have read the preliminary or final prospectus for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment.  I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.  I will promptly advise you if any of the statements herein ceases to be true prior to my (or the company's) purchase of shares.

SALES LOAD:

Investment Amount	Sales Load	Net Amount Invested

$______________	_______%	$______________

___________ Initial (if applicable)
The Investor acknowledges that a sales load in the percentage of the amount transmitted in connection with his, her or its purchase of shares as specified above is being charged by his, her or its broker-dealer in connection with the investment in the Fund and that only the net amount, after deduction of the sales load, will be invested in the Fund.

Date:_______________	By:
Name:

Electronic Delivery

☐	By checking this box, I hereby consent to have all future Fund-related documents delivered to me electronically to the following e-mail address: _____________________

Your consent will apply to ALL Fund-related documents.  In giving your consent, please note that many of the documents will contain confidential information that is specific to your personal financial matters.  Regardless of the delivery method you select, the Fund will take reasonable precautions to ensure the integrity, confidentiality and security of the documents, but will not be liable for any interception.  If you consent to electronic delivery, each document will be delivered to you by sending you an e-mail that contains a copy of the document.  The Fund will use the e-mail address that is in its records.  Your initial consent noted above will take effect immediately and will remain in effect as long as you maintain an investment in the Fund or until you notify the Fund of a change.  You may revoke your consent to receive electronic delivery of documents or update your address at any time by notifying the Fund.  If you revoke your consent to electronic delivery, the Fund will begin to send paper copies of documents within 30 days of receiving your notice.  The Fund does not impose any additional charge for electronic delivery.

A-2

APPENDIX B

PORTFOLIO MANAGER PERFORMANCE INFORMATION

The investment adviser of ACAP Strategic Fund (the "Fund"), SilverBay Capital Management LLC (the "Adviser"), is controlled by its managing member, Alkeon Capital Management, LLC ("Alkeon").  The Fund, which commenced operations on March 1, 2010, has a limited operating history.  However, Mr. Panayotis ("Takis") Sparaggis the Fund's portfolio manager and Alkeon's controlling principal, employs an investment program for another investment vehicle (the "Other Investment Vehicle") that is substantially the same as the investment program that he employs in managing the Fund.  The Other Investment Vehicle represents the longest track record available among all similarly managed accounts by Mr. Sparaggis.1  The Fund's return during its limited operating history is shown in its "Financial Highlights" in the attached prospectus.

Because of the similarity of investment programs, as a general matter, Mr. Sparaggis will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Alkeon for the Other Investment Vehicle.  There are a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Investment Vehicle at a particular time.  Because these considerations may differ for the Fund and the Other Investment Vehicle in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Other Investment Vehicle will differ.  (See "Potential Conflicts of Interest.")

The table and bar chart set forth performance information of the Other Investment Vehicle and various indices for the periods indicated.  The returns shown for the Other Investment Vehicle reflect the actual fees and expenses incurred by the Other Investment Vehicle.  The table should be read in conjunction with the notes thereto.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER INVESTMENT VEHICLE BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. Prospective investors should recognize that the Fund's fees and expenses may be higher than those of the Other Investment Vehicle.  Accordingly, had the Other Investment Vehicle's performance records reflected the Fund's fees and estimated expenses, the Other Investment Vehicle's returns shown in the table may have been lower.  Furthermore, there are certain differences between the investment policies of the Fund and the Other Investment Vehicle.  Unlike the Fund, the Other Investment Vehicle is not subject to certain investment limitations imposed by applicable securities laws which, if applicable, may have adversely affected the Other Investment Vehicle's performance.  The future performance of the Fund, the Other Investment Vehicle and the various indices may differ.

_________________________

1 Alkeon has represented that the performance of the other accounts similarly managed by Mr. Sparaggis (and of a shorter duration than the Other Investment Vehicle) does not differ materially from the performance of the Other Investment Vehicle.

B-1

OTHER INVESTMENT VEHICLE PERFORMANCE1
Performance Relative to Major Indices as of February 18, 2011

COMPOUNDED ANNUAL RATE OF RETURN
	12 months	3 years	5 years	10 years	Since Other Investment Vehicle Inception
Other Investment Vehicle1	17.51%	8.78%	15.11%	11.46%	17.16%
S&P 5002	20.17%	-0.09%	0.72%	0.68%	2.41%
MSCI World3	19.26%	-2.44%	0.64%	1.74%	2.82%

                                                                  Other Investment Vehicle ("OIV") Performance

                                   Compound ROR Since Inception****                                                    Cumulative ROR Since Inception****

                         OIV*                MSCI World**      S&P 500***                                  OIV*               MSCI World**      S&P 500***

*Source:  Alkeon Capital Management LLC
**Source: MSCI Barra; Note: MSCI World data do not reflect reinvestment of dividends.
***Source: Pertrac; Note: S&P 500 data do not reflect reinvestment of dividends.
****Inception: January 5, 1998; S&P and MSCI data as of January 1, 1998.

1	The performance data provided for the Other Investment Vehicle was prepared by Alkeon based on the following facts and assumptions:

The Other Investment Vehicle began investment operations on January 5, 1998.  January 1998 performance was 1.66% and does not include the first 2 trading days in January 1998.  Mr. Sparaggis, the primary portfolio manager of the Other Investment Vehicle, was employed by CIBC Oppenheimer Corp. from January 1998 through June 1999, and by CIBC World Markets Corp. from June 1999 through December 2001, and was the portfolio manager of the Other Investment Vehicle at all times during that period.  Effective January 1, 2002, Mr. Sparaggis formed Alkeon, which has continued managing the Other Investment Vehicle's portfolio since that time.

The Other Investment Vehicle's performance reflects the deduction of a 1% management fee charged to investors prior to March 1, 2004, and a 1.5% management fee charged to new investors beginning March 1, 2004.  Performance results for the Other Investment Vehicle are actual results reflecting the returns of the Other Investment Vehicle as a whole (rather than the returns of a particular investor), and reflect the Other Investment Vehicle's advisory fees,

B-2

incentive fees and expenses and include the reinvestment of dividends and income. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

2	The Standard & Poor's 500 Stock Index with is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

3
MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.  As of May 27, 2010, the MSCI World Index consisted of the following 24 developed market country indices:  Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, the United States. (Source: MSCI Barra)

OTHER DISCLOSURES

This information is intended for illustration purposes only.  No index is directly comparable to the Fund or the Other Investment Vehicle.  Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by Mr. Sparaggis, including the Fund.  There is no guarantee that the Fund will achieve its investment objective.

B-3

ACAP STRATEGIC FUND

Statement of
Additional Information
Dated March 23, 2011

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to and should be read in conjunction with the prospectus of ACAP Strategic Fund (the "Fund"), dated March 23, 2011.  To obtain a copy of the Fund's prospectus (the "Prospectus"), please call the Fund's Vice President at (212) 389-8713.

TABLE OF CONTENTS

ADDITIONAL INVESTMENT POLICIES AND PRACTICES	S-2
INVESTMENT ADVISORY AND OTHER SERVICES	S-6
MANAGEMENT OF THE FUND	S-7
PORTFOLIO MANAGER	S-13
TAX ASPECTS	S-13
PROXY VOTING POLICIES AND PROCEDURES	S-18
GENERAL INFORMATION	S-19
FINANCIAL STATEMENTS	S-19

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ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund has adopted fundamental policies for its interval fund structure as set forth in the Prospectus.  In addition, the Fund has adopted the following six fundamental investment policies, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the Investment Company Act of 1940 (the "1940 Act")):

(1)            The Fund will not invest 25% or more of the value of its total assets in the securities of issuers engaged in any single industry or group of related industries, provided that this restriction does not limit the Fund's investments in U.S. Government Securities (as defined herein) or in securities of "Technology Companies" as defined in the Prospectus (as may be amended from time to time).

(2)            The Fund will not issue "senior securities" (as defined by the 1940 Act) or borrow money except to the extent permitted by the 1940 Act or as otherwise permitted by the Securities and Exchange Commission ("SEC") or its staff and as is consistent with the Fund's investment policies.

(3)            The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the disposition of its portfolio securities.

(4)            The Fund will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

(5)            The Fund will not purchase or sell commodities, except that the Fund may purchase and sell foreign currency, as well as options on foreign currency, indices and financial futures contracts, and may enter into currency swaps and forward contracts, including those related to indices, in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and subject to applicable regulatory limitations.

(6)            The Fund will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate or real estate investment trusts.

The investment objective of the Fund and its policies with respect to share repurchases (as set forth in the Prospectus) are also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

With respect to the investment restriction set forth in (1) above, and other policies described herein and in the Prospectus, except the incurrence of leverage or the issuance or deemed issuance of a senior security, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of the restriction or policy.  In addition to the restrictions contained in the fundamental investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940

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Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

Special Investment Instruments and Techniques

The Fund may from time to time utilize a variety of special investment instruments and techniques (as described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue its investment objective.  The instruments the Fund may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur.  Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Fund's investment objective.  There is no requirement that the Fund hedge its portfolio or any of its investment positions.

Call and Put Options on Securities Indices.  The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective.  A stock index fluctuates with changes in the market values of the stocks included in the index.  The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, the Fund's ability to realize a gain from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, the level of stock prices in an industry or market segment, rather than movements in the price of a particular stock.  Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund's investment adviser, SilverBay Capital Management LLC (the "Adviser"), to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the prices of individual stocks.

Other Derivatives.  In addition to options on securities indices (described above) and the derivative instruments described under "Principal Investment Strategies & Methodology" in the Prospectus, the Fund may from time to time invest in a variety of other derivative instruments to seek maximum capital appreciation or for hedging purposes, such as swaptions, and structured-equity notes.  A swaption is an option entitling one party to enter into a swap agreement with a counterparty.  Structured-equity notes are specially designed investments whose principal payments or interest payments are linked to the value of an underlying equity asset.  The Adviser reserves the right to utilize other derivative instruments as it deems appropriate and as new instruments are developed or regulatory changes occur.  Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.  For example:

—	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge using derivatives unsuccessful;

—	the company issuing the derivative instrument may be unable to pay the amount due on the maturity of the instrument;

—	certain derivative investments held by the Fund may trade only in over-the-counter markets or not at all, and can be illiquid; and

—	derivatives

All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would.  The Fund has no obligation to enter into any hedging transactions.

Repurchase Agreements.   The Fund is expected to invest no more than 5% of its assets in repurchase agreements involving the types of securities eligible for purchase by the Fund.

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Repurchase agreements, which may be viewed as a type of secured lending by the Fund, are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities.  This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

The Fund has adopted specific policies designed to minimize certain of the risks of loss associated with repurchase agreements.  These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review.  In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Fund's custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest on the repurchase agreement.  In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.  However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements, which involve the sale of securities with the simultaneous agreement to repurchase the securities at an agreed-upon price (reflecting a market rate of interest) on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  Reverse repurchase transactions are a form of leverage that may increase the volatility of the Fund's investment portfolio.  The Fund is expected to invest no more than 5% of its assets in reverse repurchase agreements.  As with repurchase agreements, the Adviser will only effect reverse repurchase transactions with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review.

When-Issued and Forward Commitment Securities.  The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.  These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund.  When-issued securities and forward commitments may be sold prior to the settlement date.  If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  These transactions will be subject to the Fund's limitation on indebtedness unless, at the time the Fund enters into such a transaction, a segregated account consisting of cash, debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained.  There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation.  In these cases, the Fund may incur a loss.

Restricted and Illiquid Investments

Although the Fund invests primarily in publicly-traded securities, it may invest a portion of the value of its total assets in restricted securities and other investments that are illiquid.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.  In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act,

S-4

which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers.  To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of those securities without registering them under the 1933 Act.  If qualified institutional buyers become uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity.  The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor.  Securities that are considered to be illiquid are not expected to exceed 15% of the Fund's net assets (as determined at the time of investment).  Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted or illiquid.  Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.  Repurchase agreements with maturities of more than seven days will be treated as illiquid.

When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell a security and the time the Fund may be permitted to sell that security under an effective registration statement.  If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Fund's board of trustees (the "Board," and the members of the Board, the "Trustees").

Investments in restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.  As a result, in determining the proportion of the value of its total assets that will be invested in restricted and other illiquid investments, the Fund will consider the need to maintain an adequate level of liquidity in its portfolio in order to fund the repurchase of shares from shareholders without unnecessarily adversely impacting the value of the Fund's portfolio.

Investments in Distressed Companies and Restructurings

Though not currently anticipated by the Adviser, the Fund may invest in securities and private claims and obligations of domestic and foreign entities which are experiencing significant financial or business difficulties, such as non-performing and sub-performing loans, loan participations, claims held by trade or other creditors, partnership interests and similar financial instruments, most of which are not publicly traded and which may involve a substantial degree of risk.  If the Fund makes such an investment, it may lose a substantial portion or all of its investment in a troubled loan or equity interest or may be required to accept cash or securities with a value less than their share of the investment.  Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult for the Adviser to obtain information as to the true condition of such entities.

The Fund may make certain speculative purchases of financial instruments of companies that are involved in, or which the Adviser believes will be involved in, corporate restructurings, that it believes are undervalued because of an extraordinary event, or that are expected to undergo a change in value because of an expected occurrence.  The Fund may also make concentrated investments in financial instruments of companies that may be or may become targets for takeovers.  If the Fund purchases financial instruments in anticipation of an acquisition attempt or reorganization or with the intention to influence the management and policies of the issuer of the financial instruments, and an acquisition attempt or reorganization does not in fact occur or it is not able to so influence the issuer of the financial instruments, the Fund may sell the financial instruments at a material loss.

In most forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, for failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new financial instrument the value of which will be less than the purchase price to the Fund of the financial instruments in respect of which such distribution was made.

S-5

INVESTMENT ADVISORY AND OTHER SERVICES

Subject to the supervision and control of the Board, the Adviser serves as the Fund's investment adviser, pursuant to an investment advisory agreement (the "Advisory Agreement").  The Advisory Agreement was approved by the Board (including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees")), at a meeting held in person on December 2, 2009, and approved on that date by the then sole shareholder of the Fund.

The Adviser is responsible for: (i) developing and implementing the Fund's investment program, (ii) managing the Fund's investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund.  The Advisory Agreement provides that, in consideration for providing certain management services (provided by the Adviser or an affiliate) and administrative services (provided by the Adviser or an affiliate), the Adviser will be entitled to receive the management fee and incentive fee, as set forth under "Fees and Expenses" in the Prospectus and as described below.  The management fee and incentive fee arrangements between the Fund and the Adviser were also approved in person by the Board (including a majority of the Independent Trustees), and approved on that date by the then sole shareholder of the Fund, on December 2, 2009.

Those certain management and administrative services provided by the Adviser (or an affiliate) include assisting the Fund in selecting, and monitoring the quality of services provided by, the Fund's administrator, custodian, transfer agent, and other organizations that provide services to the Fund.  In addition, the Adviser (or an affiliate) provides office space, facilities, equipment and other support services and personnel as necessary to operate the Fund.  The Adviser is also responsible for providing additional management and administrative services as may reasonably be required in connection with the business affairs and operations of the Fund beyond those furnished by the Fund's administrator.

The Advisory Agreement provides for indemnification by the Fund of the Adviser and its affiliates from any and all costs, losses, claims, damages or liabilities, joint or several, including reasonable attorneys' fees and disbursements incurred by them resulting in any way from their performance or non-performance of their duties with respect to the Fund.  Indemnification is only available to the extent the cost, loss, claim, damage or liability did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

The Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness, will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding shares of the Fund; or (ii) the vote of a majority of the full Board.  The Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board or by vote of a majority of the outstanding shares of the Fund, on 60 days' written notice; or (ii) the Adviser on 60 days' written notice to the Fund.  The Advisory Agreement will terminate immediately in the event of its "assignment" (as defined in the 1940 Act).  A discussion regarding the basis for the Board's approval of the Advisory Agreement and the factors the Board considered is available in the Fund's semi-annual report to shareholders for the period ended April 30, 2010.

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 2.00% of the Fund's average daily net assets (the "Management Fee"), which is due and payable in arrears within five business days after the end of each month.  This fee is accrued daily as an expense to be paid out of the Fund's assets and will have the effect of reducing the net asset value of the Fund.

The Fund also pays the Adviser a performance-based incentive fee (the "Incentive Fee") promptly after the end of each fiscal year of the Fund.  The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund's net profits for all Fiscal Periods (as defined below) ending within

S-6

or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year.  The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below.  For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).  Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.  "Fiscal Period" means each twelve-month period ending on the Fund's fiscal year-end, provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period.  Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund's fiscal year.

In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund's fiscal year-end due to the Fund's share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund's fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period.  Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and therefore, a portion of the Incentive Fee would be payable to the Adviser) up to four times each fiscal year.

The Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund's fiscal year).  The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund.  Thus, the payment of an Incentive Fee for a Fiscal Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Fiscal Period.

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund's loss carryforward account.  The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund's operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero).  This is sometimes known as a "high water mark."  The balance of the loss carryforward account, if any, will be subject to a proportionate reduction as of the day following: (i) the payment by the Fund of any dividend or other distribution to shareholders (unless the full amount thereof is reinvested in shares of the Fund); and (ii) any repurchase by the Fund of its shares.

MANAGEMENT OF THE FUND

The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program.  It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.  The Board also oversees the Fund's risk management processes, primarily through the functions (described below) performed by the Audit Committee.  The Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.

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Gregory D. Jakubowsky, the president and principal executive officer of the Fund and the Chief Operating Officer of Alkeon Capital Management, LLC ("Alkeon") (the managing member of the Adviser), serves as chairman of the Board (the "Chairman").  Although he is an "interested person" of the Fund, as defined by the 1940 Act, the Board believes that by having the Fund's principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Trustees have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders' interests.  Furthermore, as summarized below, the Board has two committees performing critical functions for the Fund's governance and operations: the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Trustees.  Although the Fund does not have a "lead" Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board (60% of which is represented by Independent Trustees) and that each of the Fund's critical committees of the Board (Audit and Nominating) is chaired by an Independent Trustee.

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below.

Independent Trustees
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Brad L. Berman, 54	Trustee	Indefinite/Since Inception	President, Liberian International Ship & Corporate Registry, LLC (ship & corporate registry)	None (1)	None
William F. Murphy, 52	Trustee	Indefinite/Since Inception	Trader, Bay Hill Capital Management, LLC (investment management firm); Senior Vice President, Derivative Trading, HSBC Bank, NA; Executive Director, Derivative Trading, UBS AG	None (1)	None
Jorge Orvananos, 42	Trustee	Indefinite/Since Inception	Analyst, HealthCor Partners Management, L.P. (private equity firm); Technical Strategist, Kingdon Capital Management, LLC (hedge fund sponsor firm)	None (1)	None
The address of each Independent Trustee is 350 Madison Avenue, 9th Floor, New York, New York 10017.
* "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.  Currently, the Fund is not part of any "Fund Complex."
(1) Other than the Fund.

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Interested Trustees*
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Stephen R. Cordill, 54	Trustee	Indefinite/Since Inception	President, Asset & Wealth Management, Sanders Morris Harris (investment management firm); Managing Director, Oppenheimer & Co.	None (1)	None
Gregory D. Jakubowsky, 38	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management (investment management firm); Chief Executive Officer, Mainsail Group, L.L.C. (broker-dealer)	None (1)	None
* "Interested person" of the Fund or the Adviser, as defined by the 1940 Act.  Mr. Cordill may be deemed to be an interested person due to his position with Sanders Morris Harris, the parent company of the Adviser's non-managing member.  Mr. Jakubowsky is an interested person of the Fund due to his position as an officer of the Fund.
(1) Other than the Fund.

Each of the Trustees was elected to the Board by the Adviser as the then sole shareholder of the Fund.

The Trustees serve on the Board for terms of indefinite duration.  Except as required by the 1940 Act, Trustees need not be elected by shareholders.  Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.  Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees.  The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act.   Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust.  A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.

The following table sets forth certain information regarding the compensation expected to be received by the Independent Trustees from the Fund for their first full fiscal year of service.  No compensation is paid by the Fund to Trustees who are "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser.

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Compensation Table

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund
Brad L. Berman	$10,000	0	0	$10,000

William F. Murphy	$10,000	0	0	$10,000

Jorge Orvananos	$10,000	0	0	$10,000

Currently, the Independent Trustees are each paid an annual retainer of $10,000 and are reimbursed by the Fund for their reasonable out-of-pocket expenses.  The Trustees do not receive any pension or retirement benefits from the Fund.

Board Committees

The Board has formed an Audit Committee consisting of the Independent Trustees of the Fund.  The primary duties of the Audit Committee are: (i) to recommend to the full Board and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year; (ii) to meet with the Fund's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Fund's risk management processes by, among other things, meeting with the Fund's auditors and overseeing the Fund's disclosure controls and procedures (including the Fund's internal controls over financial reporting); and (v) to report to the full Board on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.  The Board has adopted a written charter for the Audit Committee.  During the fiscal year ended October 31, 2010, the Audit Committee held three meetings.

The Board has also formed a Nominating Committee comprised of the Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed.  While the Nominating Committee is solely responsible for the selection and nomination of the Fund's Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by investors in the Fund or by Fund management as it deems appropriate.  Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to ACAP Strategic Fund, 350 Madison Avenue, 9th Floor, New York, New York, 10017; Attention: Vice President.  During the fiscal year ended October 31, 2010, the Nominating Committee held no meetings.

Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.  The Independent Trustees have, through their annual self-assessment process, expressed their satisfaction with the current composition of the Board and, in this regard, accorded particular weight to the individual professional and personal background of each Trustee, as set forth in the biographies included in the table contained in "Management of the Fund—Independent Trustees."  The Independent Trustees also considered that Mr. Jakubowsky is not an Independent Trustee, but recognized that he is the Chief Operating Officer of Alkeon (the managing member of the Adviser), and, as such, helps foster the Board's direct access to information regarding the Adviser, which is the Fund's most significant service provider.  In considering the candidacy of a prospective Independent Trustee, the Nominating Committee and the Board would take into account a variety of factors, including each nominee's professional background and experience.

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Equity Securities Owned by Trustees

As of the end of the most recently completed calendar year, none of the Trustees own shares of the Fund.  As of the end of the most recently completed calendar year, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Adviser, the Adviser's managing member, Alkeon, SMH Capital Inc. ("SMH"), Mainsail Group L.L.C. ("Mainsail") or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser.

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Fund Officers

In accordance with the Fund's agreement and declaration of trust (the "Declaration of Trust"), the Board has selected the following persons to serve as officers of the Fund:

Officers
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky, 38	President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management (investment management firm); Chief Executive Officer, Mainsail Group, L.L.C. (broker-dealer)	None (1)
George Mykoniatis, 40	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management (investment management firm); Chief Compliance Officer, Mainsail Group, L.L.C. (broker-dealer)	None (1)
A. Tyson Arnedt, 49	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since Inception	Independent Consultant; Chief Operating Officer, EIM Management (USA) Inc. (investment management firm);	None (1)
The address of each Officer is 350 Madison Avenue, 9th Floor, New York, New York 10017.
(1) Other than the Fund.

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PORTFOLIO MANAGER

The following table provides information regarding accounts managed by the Fund's portfolio manager, Mr. Panayotis ("Takis") Sparaggis (the "Portfolio Manager"), as of October 31, 2010:

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio Manager	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
Panayotis ("Takis") Sparaggis	2	$1,247,022,403	9	$950,149,956	None	N/A

Portfolio Manager Compensation

Mr. Sparaggis' compensation consists of periodic draws and the income from the profits of Alkeon, the managing member of the Adviser, derived by him as its controlling principal.  The level of Alkeon's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

Securities Ownership of Portfolio Managers

As of October 31, 2010, the Portfolio Manager did not own directly any shares of the Fund.  (This does not take into account the Portfolio Manager's position as controlling principal of the Adviser's managing member.)

TAX ASPECTS

The following is a general summary of the material anticipated U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund.  The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold shares of the Fund as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the shares.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.  The discussions set forth here and in the Prospectus do not constitute tax advice.  Shareholders must consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

Federal Income Taxation of the Fund

The Fund has elected, and intends to qualify each year, to be treated as a regulated investment company ("RIC") under Subchapter M of the Code.  To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income (the "Gross Income Requirement") and diversification of its assets (the "Diversification Requirement").  If the Fund so qualifies and

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distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders.  The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement.  The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

To avoid a nondeductible 4% federal excise tax, the Fund will be required to distribute by December 31st of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax.  For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

The Diversification Requirement requires the Fund to diversify its holdings so that at the end of each quarter of the taxable year:

●
at least 50% of the value of the Fund's total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities representing, in respect of any one issuer, no more than 5% of the value of the Fund's assets and no more than 10% of the outstanding voting securities of such issuer; and

●
no more than 25% of the value of the total assets of the Fund is invested in (i) the securities of any one issuer, other than U.S. government securities or securities of other RICs, (ii) the securities of any two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or (iii) securities of qualified publicly traded partnerships.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund may be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

As an alternative, based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), there is a remedy for a failure of the Diversification Requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Diversification Requirement that would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the Gross Income Requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company.  Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule).  Such a shareholder's pro rata portion of the affected expenses, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code.  A "nonpublicly offered regulated investment company" is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

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Nature of the Fund's Investments

Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income  or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.  An investment by the Fund in a "passive foreign investment company" may result in additional taxes as well as potentially causing the Fund  to recognize income in advance of receiving cash payments.

Distributions to Shareholders

Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits.  Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders.  Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The federal income tax rates generally will be reduced to 15% (5% for individuals in lower tax brackets) on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations.  The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized for taxable years beginning on or before December 31, 2012.  The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning on or before December 31, 2012.  Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates to apply.  Because the Fund intends to invest primarily in equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income."  No assurance can be given as to what percentage of the ordinary income dividends, if any, will consist of "qualified dividend income."  To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.  For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions.  Such taxes will not be deductible or creditable by shareholders.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Certain foreign currency gains and losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss.  Such income (or loss) may increase (or decrease) the Fund's income available for distribution.

Sale of Shares

A shareholder will recognize a gain or loss on the sale of shares (other than a repurchase as described below) equal to the difference between their adjusted tax basis (which will include any sales load paid by such shareholder to a Selling Agent) in the shares sold and the amount received.  Generally, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Fund's automatic reinvestment plan.  In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale or exchange of Fund shares held by a shareholder for six months or less will be treated for

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federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the shareholder with respect to such shares.

Capital Gains Rates

The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum income tax rate for capital assets held for one year or less or (ii) for net capital gains, 15% for capital assets held for more than one year (5% for individuals in lower tax brackets and 20% for net capital gains recognized in taxable years beginning after December 31, 2012).  The maximum long-term capital gains rate for corporations is 35%.

Repurchase of Shares

The repurchase of shares by the Fund generally will be a taxable transaction for federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend.  A repurchase of shares generally will be treated as a sale or exchange if the receipt of cash by the shareholder results in a "complete redemption" of the shareholder's interest in the Fund or is "substantially disproportionate" or "not essentially equivalent to a dividend" with respect to the shareholder.  In determining whether any of these tests have been met, shares actually owned and shares considered to be owned by the shareholder by reason of certain constructive ownership rules generally must be taken into account.  If any of the tests for sale or exchange treatment is met, a shareholder will recognize gain or loss on a redemption equal to the difference between the amount of cash received by the shareholder and the adjusted tax basis of the shares redeemed.  If such shares are held as a capital asset, the gain or loss will be a capital gain or loss.

If none of the tests for sale or exchange treatment is met, the amount received by a shareholder on a redemption of shares will be taxable to the shareholder as a dividend to the extent of such shareholder's allocable share of the Fund's current and accumulated earnings and profits.  The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's adjusted tax basis in the shares sold), and any amount in excess of the shareholder's adjusted tax basis would constitute taxable gain.  Any remaining tax basis in the shares tendered to the Fund will be transferred to any remaining shares held by such shareholder.  In addition, if a tender of shares is treated as a dividend to a tendering shareholder, a constructive dividend may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such tender.  The Fund believes, however, that the nature of such repurchases will be such that a tendering shareholder will qualify for sale or exchange treatment as opposed to dividend treatment.

Withholding on Payments to Non-U.S. Shareholders

A shareholder who is not (i) a citizen or resident alien individual of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, including the District of Columbia, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust, if such trust validly elects to be treated as a United States person for United States federal income tax purposes or whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder, provided that such shareholder furnishes to the Fund a properly completed IRS Form W-8BEN or other applicable W-8 form certifying its non-United States status.

Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for 183 days or more during the taxable year (assuming that certain other conditions are met).  However, certain Non-U.S. Shareholders may nonetheless be

S-16

subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares.  See "Backup Withholding" and "Information Reporting" below.

If distributions made by the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to United States federal income tax on a net basis at the graduated tax rates applicable to United States persons.  To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a United States trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's United States trade or business.  Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

For taxable years beginning before January 1, 2012, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year).  Depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a Non-U.S. Shareholder(s) will need to comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, other applicable W-8 form or substitute Form).  In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. Shareholder(s) should contact their intermediaries with respect to the application of these rules to their accounts.  There can be no assurance as to what portion of the Fund's distributions will qualify for  favorable treatment as qualified net interest income or qualified short-term capital gains.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section.  To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto.  In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification.  For example, an individual Non-U.S. Shareholder that holds shares in the Fund through a non-United States partnership must provide an IRS Form W-8BEN to the Fund to claim the benefits of an applicable tax treaty.  Non-United States investors are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

If the Fund retains and designates any amount of the Fund's net capital gains as undistributed capital gains, a Non-U.S. Shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder's allocable share of the tax we pay on such undistributed capital gains.  In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Subject to certain exceptions, distributions attributable to a RIC's direct (and in certain cases, indirect) disposition of a United States real property interest will be subject to U.S. net income tax if made by the RIC that is a United States real property holding corporation before January 1, 2012, and distributions from a RIC that is a U.S. real property holding corporation that are attributable to a United States real property interest distribution from a REIT will be subject to net income tax even if made on or after January 1, 2012.  In the case of a Non-U.S. Shareholder which is a corporation, such amounts may also be subject to a branch profits tax.  Although there can be no assurance, the Fund does not anticipate that the Fund will constitute a United States real property holding corporation.

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Backup Withholding

The Fund may be required to withhold federal income tax at the rate of 28% (until 2013, when the percentage is scheduled to increase to 31%) on all taxable distributions payable to non-corporate shareholders.  This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its foreign status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above.

Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding.  To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is  furnished to the IRS.

Information Reporting

The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends and gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.  In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts.  This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as part of the Adviser's management of the Fund pursuant to the Advisory Agreement.  The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund.  The following is a summary of the Adviser's proxy voting policies and procedures.

The Adviser has entered into an agreement with RiskMetrics Group ("RiskMetrics") (formerly Institutional Shareholder Services), an independent third party, for RiskMetrics to provide the Adviser with its research on proxies and to facilitate the electronic voting of proxies.  The Adviser has adopted RiskMetrics' proxy voting policies and procedures (the "Proxy Procedures") in order to ensure that it votes proxies in the best interests of its clients.  The Adviser has instructed RiskMetrics to vote all proxies in accordance with the Proxy Procedures, unless instructed by the Adviser to vote otherwise.

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The Adviser generally votes in favor of routine corporate housekeeping proposals, such as proposals to ratify auditors and reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes.  For all other proposals, the Adviser will vote in accordance with the Proxy Procedures.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is reported on Form N-PX and is made available no later than August 31 of each year.  Such information can be obtained (i) without charge, upon request, by calling the Fund's Vice President at (212) 389-8713 and (ii) at the SECs website at http://www.sec.gov.

GENERAL INFORMATION

Independent Registered Public Accounting Firm

Grant Thornton LLP ("Grant Thornton") is the independent registered public accounting firm for the Fund.  The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Fund.  The selection of the independent registered public accounting firm is approved annually by the Board.

FINANCIAL STATEMENTS

Appendix A to this SAI provides financial information regarding the Fund.  The Fund's financial statements have been audited by Grant Thornton.

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APPENDIX A

ACAP Strategic Fund

Financial Statements
with Report of Independent Registered Public Accounting Firm

For the Period March 1, 2010 (commencement of operations)
Through October 31, 2010

A-1

APPENDIX A

ACAP Strategic Fund

Financial Statements

For the Period March 1, 2010
(commencement of operations)
Through October 31, 2010

Contents

Report of Independent Registered Public Accounting Firm	1

Statement of Assets and Liabilities	2

Schedule of Investments	3

Schedule of Securities Sold, Not Yet Purchased	8

Schedule of Swap Contracts	13

Statement of Operations	19

Statement of Changes in Net Assets	20

Notes to Financial Statements	21

A-2

APPENDIX A

[Graphic Reference Omitted]

Audit • Tax • Advisory

Grant Thornton LLP
60 Broad Street, 24th Floor
New York, NY 10004-2306

T 212.422.1000
F 212.422.0144
www.GrantThornton.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
ACAP Strategic Fund

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (the "Fund"), including the schedules of investments, securities sold, not yet purchased and swap contracts, as of October 31, 2010, and the related statements of operations and changes in net assets and the financial highlights (included in Note 13) for the period March 1, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures h at are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of he Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and financial highlights presentation. Our procedures included confirmation of investments as of October 31, 2010. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of ACAP Strategic Fund as of October 31, 2010, and the results of its operations, changes in net assets and financial highlights for the period March 1, 2010 (commencement of operations) through October 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP
Grant Thornton LLP

New York, New York
December 23, 2010

A-3

APPENDIX A

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2010
Assets
Investments in securities, at fair value (cost $146,844,189)	$165,197,290
Cash and cash equivalents (including Euros of $50,568, with a cost of $50,667, and Hong Kong Dollars of $772,463, with a cost of $772,066)	27,153,610
Due from broker (including Euros of $1,144,044, with a cost of 1,098,816, and British Pounds Sterling of $71,467, with a cost of $70,880)	67,148,186
Receivable for investment securities sold	8,328,325
Prepaid offering cost	300,100
Net unrealized gain on swap contracts	174,257
Interest receivable	71,845
Dividends receivable (net of foreign withholding tax of $3,132)	21,616
Other assets	17,420
Total assets	268,412,649

Liabilities
Securities sold, not yet purchased, at fair value (proceeds $74,427,522)	78,878,551
Due to broker (including Hong Kong Dollars of $247,173, with a cost of $246,978, and Japanese Yen of $410,809, with a cost of $409,603)	19,608,745
Payable for investment securities purchased	13,057,484
Accrued incentive fees	2,329,649
Withdrawals payable	1,427,533
Offering cost payable	340,997
Management fees payable	255,444
Dividends payable on securities sold, not yet purchased	124,753
Administration fees payable	47,939
Shareholder servicing fees payable	32,751
Professional fees payable	15,603
Custody fees payable	12,033
Accrued expenses	228,957
Total liabilities	116,360,439
Net Assets	$152,052,210

Net assets
Represented by:
Shares of beneficial interest—$0.001 par value; unlimited shares authorized; 14,383,697 shares issued and outstanding	$142,736,737
Accumulated net investment loss	(4,660,141)
Accumulated net realized loss of investment transactions, foreign currency transactions and swap contracts	(146,475)
Net unrealized gain of investments, foreign currency and swap contracts	14,122,089
Net Assets	$152,052,210
Net asset value per share	$10.57

The accompanying notes are an integral part of these financial statements.

A-4

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS

Shares		October 31, 2010 Fair Value
	Investments in Securities—108.65%
	Common Stocks—108.65%
	Bermuda—2.11%
	Semiconductor Components—Integrated Circuits—2.11%
166,200	Marvell Technology Group Ltd * (a)	$3,209,322
	Total Bermuda (cost $2,592,665)	$3,209,322
	China—18.13%
	B2B / E-Commerce—0.51%
32,156	ChinaCache International Holdings Ltd * ADR	776,567
	Chemicals – Specialty—0.46%
55,359	Daqo New Energy Corp ADR *	706,381
	Computer Services—1.49%
62,400	VanceInfo Technologies Inc ADR * (a)	2,269,488
	Human Resources—1.63%
54,800	51job Inc ADR * (a)	2,470,384
	Insurance Brokers—2.43%
143,500	CNinsure Inc ADR (a)	3,687,950
	Real Estate Management / Services—0.76%
69,400	E-House China Holdings Ltd ADR (a)	1,159,674
	Real Estate Operations / Development—1.67%
1,433,500	Longfor Properties Co Ltd	1,706,746
2,930,000	Powerlong Real Estate Holdings Ltd	835,275
		2,542,021
	Retail – Regional Department Stores—4.21%
2,407,000	Golden Eagle Retail Group Ltd	6,396,064
	Retail – Restaurants—2.26%
1,912,000	Ajisen China Holdings Ltd	3,438,113
	Transactional Software—0.75%
31,400	Longtop Financial Technologies Ltd ADR *	1,141,076
	Web Portals / ISP—1.96%
71,400	Netease.com ADR * (a)	2,984,520
	Total China (cost $23,839,403)	$27,572,238
	France—1.12%
	Batteries / Battery Systems—1.12%
44,531	Saft Groupe SA	1,698,972
	Total France (cost $1,590,226)	$1,698,972
	Germany—0.56%
	Enterprise Software / Services—0.56%
6,089	Software AG	852,230
	Total Germany (cost $694,881)	$852,230

The accompanying notes are an integral part of these financial statements.

A-5

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2010 Fair Value
	Common Stock (continued)
	Hong Kong—12.33%
	Agricultural Operations—3.62%
825,000	China Green Holdings Ltd	$846,040
413,772	Le Gaga Holding Ltd ADR *	4,659,073
		5,505,113
	Alternative Waste Technology—2.14%
6,122,000	China Everbright International Ltd	3,245,672
	Audio / Video Products—0.00%
3,713	Skyworth Digital Holdings Ltd	2,174
	Diversified Operations—1.35%
760,000	Guangdong Investments Ltd	381,358
364,000	Shanghai Industrial Holdings Ltd	1,676,251
		2,057,609
	Lottery Services—0.43%
7,000,000	REXLot Holdings Ltd	650,130
	Retail – Apparel / Shoes—4.32%
6,572,000	Trinity Ltd	6,570,051
	Retail – Jewelry—0.47%
274,000	Chow Sang Sang Holdings International Ltd	721,025
	Total Hong Kong (cost $16,474,827)	$18,751,774
	Ireland—1.02%
	Computer Services – 1.02%
34,800	Accenture PLC Class A (a)	1,555,908
	Total Ireland (cost $1,402,060)	$1,555,908
	Singapore—2.11%
	Auto / Truck Parts & Equipment – Original—0.49%
28,800	China Yuchai International Ltd	737,856
	Electronic Components – Semiconductors—1.62%
99,900	Avago Technologies Ltd * (a)	2,465,532
	Total Singapore (cost $2,872,983)	$3,203,388
	United States—71.27%
	Apparel Manufacturers—3.28%
99,700	Coach Inc (a)	4,985,000
	Applications Software—4.99%
200,500	Quest Software Inc * (a)	5,247,085
55,300	Red Hat Inc * (a)	2,336,978
		7,584,063
	Computer Data Security—0.60%
30,400	Fortinet Inc *	912,000

The accompanying notes are an integral part of these financial statements.

A-6

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2010 Fair Value
	Common Stock (continued)
	United States (continued)
	Computers—10.05%
33,200	Apple Inc * (a)	$9,988,884
278,100	Dell Inc * (a)	3,999,078
30,900	Hewlett-Packard Co (a)	1,299,654
		15,287,616
	Computers – Integrated Systems—1.96%
471,400	Brocade Communications Systems Inc *	2,979,248
	Computers – Memory Devices—5.10%
206,200	Sandisk Corp * (a)	7,748,996
	Commercial Services – Finance—1.86%
94,800	Verisk Analytics Inc, Class A * (a)	2,825,988
	Decision Support Software—0.66%
95,000	DemandTec Inc *	1,005,100
	E-Commerce / Services—2.75%
73,900	eBay Inc *	2,202,959
68,400	Expedia Inc (a)	1,980,180
		4,183,139
	Electronic Components – Semiconductors—11.04%
155,500	Altera Corp (a)	4,853,155
71,000	Broadcom Corp, Class A (a)	2,892,540
248,100	Micron Technology Inc * (a)	2,051,787
83,200	Mindspeed Technologies Inc *	614,016
93,900	MIPS Technologies Inc *	1,380,330
166,100	Omnivision Technologies Inc * (a)	4,506,293
79,000	Silicon Image Inc *	485,850
		16,783,971
	Finance – Other Services—0.65%
72,400	Netspend Holdings Inc *	993,328
	Internet Application Software—1.34%
93,160	IntraLinks Holdings Inc * (a)	2,037,409
	Investment Management / Advisory Services—3.31%
15,900	Franklin Resources Inc	1,823,730
303,900	Janus Capital Group Inc (a)	3,209,184
		5,032,914
	Networking Products—3.53%
150,000	Atheros Communications Inc * (a)	4,656,000
87,400	Infinera Corp *	715,806
		5,371,806
	Retail – Consumer Electronics—2.33%
82,300	Best Buy Co Inc (a)	3,537,254

The accompanying notes are an integral part of these financial statements.

A-7

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2010 Fair Value
	Common Stock (continued)
	United States (continued)
	Retail – Discount—1.91%
56,450	Dollar Tree Inc * (a)	$2,896,450
	Semiconductor Components – Integrated Circuits—7.67%
112,600	Analog Devices Inc (a)	3,791,242
106,400	Atmel Corp * (a)	942,704
109,100	Cypress Semiconductor Corp * (a)	1,538,310
513,500	Integrated Device Technology Inc * (a)	3,024,515
229,900	TriQuint Semiconductor Inc *	2,367,970
		11,664,741
	Semiconductor Equipment—3.20%
87,500	KLA-Tencor Corp	3,125,500
38,000	Lam Research Corp *	1,740,020
		4,865,520
	Transport – Services—0.49%
51,700	Echo Global Logistics Inc * (a)	734,140
	Web Hosting / Design—1.40%
213,300	Terremark Worldwide Inc *	2,130,867
	Wireless Equipment—3.15%
218,800	Aruba Networks Inc * (a)	4,793,908
	Total United States (cost $97,377,144)	$108,353,458

	Total Common Stock (cost $146,844,189)	$165,197,290

	Total Investment in Securities (cost $146,844,189)—108.65%†	$165,197,290
	Other Liabilities in Excess of Assets—(8.65%)**	(13,145,080)
	Net Assets—100.00%	$152,052,210

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased and certain options.
*	Non-income producing security.
**
Includes $27,153,610 invested in a PNC Bank Money Market Account, which is 17.69% of net assets and foreign currency with a U.S. Dollar value of $823,031 held in custody at PFPC Trust Company, which is 0.54% of net assets.

ADR	American Depository Receipt
†	Aggregate cost for federal income tax purposes is $149,017,741. The aggregate gross unrealized gain/(loss) for federal income tax purposes for all portfolio investments is as follows:
	Excess of value of cost	$19,162,780
	Excess of cost of value	(2,983,231)
		$16,179,549

The accompanying notes are an integral part of these financial statements.

A-8

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (concluded)

Investments in Securities – By Industry	October 31, 2010 Percentage of Net Assets (%)	Investments in Securities – By Industry	October 31, 2010 Percentage of Net Assets (%)
Agricultural Operations	3.62	Internet Application Software	1.34
Alternative Waste Technology	2.14	Investment Management/Advisory Services	3.31
Apparel Manufacturers	3.28	Lottery Services	0.43
Application Software	4.99	Networking Products	3.53
Audio / Video Products	0.00	Real Estate Management / Services	0.76
Auto / Truck Parts & Equipment – Original	0.49	Real Estate Operations /Development	1.67
B2B / E-Commerce	0.51	Retail – Apparel / Shoes	4.32
Batteries / Battery Systems	1.12	Retail – Consumer Electronics	2.33
Chemicals Specialty	0.46	Retail – Discount	1.91
Commercial Services – Finance	1.86	Retail – Jewelry	0.47
Computer Data Security	0.60	Retail – Regional Department Stores	4.21
Computer Services	2.51	Retail – Restaurants	2.26
Computers	10.05	Semiconductor Components – Integrated Circuits	9.78
Computers Integrated Systems	1.96	Semiconductor Equipment	3.20
Computers – Memory Devices	5.10	Transactional Software	0.75
Diversified Operations	1.35	Transport – Services	0.49
Decision Support Software	0.66	Web Hosting / Design	1.40
E-Commerce / Services	2.75	Web Portals / ISP	1.96
Electronic Components – Semiconductors	12.66	Wireless Equipment	3.15
Enterprise Software / Services	0.56	Total Investments in Securities	108.65%
Finance – Other Services	0.65
Human Resources	1.63
Insurance Brokers	2.43

The accompanying notes are an integral part of these financial statements.

A-9

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

Shares		October 31, 2010 Fair Value
	Securities Sold, Not Yet Purchased—51.88%
	Common Stock—51.88%
	China—6.85%
	Airlines—0.36%
812,000	China Southern Airlines Co Ltd, Class H	$551,996
	Commercial Banks – Non U.S.—2.85%
3,569,000	Bank of China Ltd, Class H	2,136,161
772,500	China Merchants Bank Co Ltd, Class H	2,192,254
		4,328,415
	Electric – Generation—0.86%
1,362,000	Datang International Power Generation Co Ltd, Class H	548,152
1,338,000	Huaneng Power International Inc, Class H	764,591
		1,312,743
	Energy – Alternate Sources—0.15%
222,000	China Longyuan Power Group Corp, Class H	231,098
	Metal – Aluminum—0.17%
10,900	Aluminum Corp of China Ltd ADR	261,273
	Metal Processors & Fabrication—0.29%
741,600	China Zhongwang Holdings Ltd	441,958
	Real Estate Operations / Development—1.30%
1,387,600	Guangzhou R&F Properties Co Ltd, Class H	1,979,652
	Semiconductor Components – Integrated Circuits—0.05%
18,300	Semiconductor Manufacturing International Corp ADR	75,396
	Steel – Producers—0.82%
794,000	Angang Steel Co Ltd, Class H	1,247,491
	Total China (proceeds $9,834,023)	$10,430,022

	Finland—1.35%
	Wireless Equipment—1.35%
192,200	Nokia OYJ ADR	2,052,696
	Total Finland (proceeds $1,953,471)	$2,052,696
	Germany—2.35%
	Power Conversion / Supply Equipment—1.15%
14,804	SMA Solar Technology AG	1,744,843
	Semiconductor Equipment—1.00%
46,871	Aixtron AG	1,527,666
	Transport – Services—0.20%
16,159	Deutsche Post AG	300,954
	Total Germany (proceeds $3,191,227)	$3,573,463

The accompanying notes are an integral part of these financial statements.

A-10

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2010 Fair Value
	Common Stock (continued)
	Hong Kong—2.91%
	Airport Development / Maintenance—0.44%
1,224,000	Beijing Capital International Airport Co Ltd, Class H	$675,763
	Cellular Telecommunications—0.93%
139,500	China Mobile Hong Kong Ltd	1,420,680
	Finance – Other Services—0.53%
36,600	Hong Kong Exchanges and Clearing Ltd	805,433
	Real Estate Operations / Development—1.01%
397,014	Hysan Development Co Ltd	1,533,812
	Total Hong Kong (proceeds $3,900,644)	$4,435,688
	Japan—8.64%
	Audio / Video Products—1.50%
96,100	Panasonic Corp	1,411,415
25,800	Sony Corp ADR	873,072
		2,284,487
	Auto – Cars / Light Trucks—0.36%
458,000	Mitsubishi Motors Corp	545,863
	Building Products – Doors and Windows—0.40%
63,000	Asahi Glass Co Ltd	604,598
	Circuit Boards—0.75%
46,200	Ibiden Co Ltd	1,136,822
	Computers – Integrated Systems—1.01%
501	NTT Data Corp	1,538,185
	Electronic Components – Miscellaneous—2.96%
32,500	Hoya Corp	759,363
35,700	Murata Manufacturing Co Ltd	2,005,551
135,000	Nippon Electric Glass Co Ltd	1,738,038
		4,502,952
	Electronic Components – Semiconductors—0.69%
16,800	Rohm Co Ltd	1,047,031
	Photo Equipment & Supplies—0.31%
17,900	Olympus Corp	468,902
	Web Portals / ISP—0.66%
2,855	Yahoo Japan Corp	998,126
	Total Japan (proceeds $13,075,735)	$13,126,966
	South Korea—0.83%
	Electronic Components – Miscellaneous—0.83%
73,500	LG Display Co Ltd ADR	1,264,935
	Total South Korea (proceeds $1,259,866)	$1,264,935

The accompanying notes are an integral part of these financial statements.

A-11

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2010 Fair Value
	Common Stock (continued)
	Switzerland—2.91%
	Computers – Peripheral Equipment—1.38%
111,300	Logitech International SA	$2,091,327
	Electronic Components – Semiconductors—1.53%
265,200	STMicroelectronics	2,331,108
	Total Switzerland (proceeds $3,963,605)	$4,422,435
	Taiwan—2.09%
	Electronic Components – Miscellaneous—1.13%
171,300	AU Optronics Corp ADR	1,718,139
	Semiconductor Components – Integrated Circuits—0.96%
259,700	Siliconware Precision Industries Co ADR	1,449,126
	Total Taiwan (proceeds $3,003,505)	$3,167,265
	United States—23.95%
	Airlines—1.15%
125,700	Delta Air Lines Inc	1,745,973
	Commercial Banks – Western U.S.—0.75%
83,300	Cathay General Bancorp	1,132,880
	Cruise Lines—0.79%
30,500	Royal Caribbean Cruises Ltd	1,205,970
	Electric – Integrated—2.16%
66,100	Consolidated Edison Inc	3,286,492
	Electronic Components – Semiconductors—5.30%
72,100	Cree Inc	3,698,009
55,100	Fairchild Semiconductor International Inc	620,977
78,700	Microchip Technology Inc	2,532,566
30,400	Silicon Laboratories Inc	1,212,960
		8,064,512
	Finance – Other Services—1.31%
64,900	NYSE Euronext	1,988,536
	Networking Products—1.57%
104,300	Cisco Systems Inc	2,381,169
	Paper & Related Products—1.29%
77,400	International Paper Co	1,956,672
	Recreational Centers—1.06%
44,500	Life Time Fitness Inc	1,607,785
	REITS – Apartments—2.31%
16,300	AvalonBay Communities Inc	1,732,853
35,900	Camden Property Trust	1,780,281
		3,513,134
	REITS – Single Tenant—1.01%
45,000	Realty Income Corp	1,542,600

The accompanying notes are an integral part of these financial statements.

A-12

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2010 Fair Value
	Common Stock (continued)
	United States (continued)
	Semiconductor Components – Integrated Circuits—2.49%
152,900	Cirrus Logic Inc	$1,964,765
26,500	Power Integrations Inc	905,240
80,300	Sigma Designs Inc	916,223
		3,786,228
	Semiconductor Equipment—1.91%
69,400	Veeco Instruments Inc	2,904,390
	Telecommunication Equipment – Fiber Optics—0.85%
70,500	Corning Inc	1,288,740
	Total United States (proceeds $34,245,446)	$36,405,081
	Total Common Stock (proceeds $74,427,522)	$78,878,551
	Total Securities Sold, Not Yet Purchased
	(proceeds $74,427,522)—51.88%	$78,878,551

The accompanying notes are an integral part of these financial statements.

A-13

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

Securities Sold, Not Yet Purchased – By Industry	October 31, 2010 Percentage of Net Assets (%)	Securities Sold, Not Yet Purchased – By Industry	October 31, 2010 Percentage of Net Assets (%)
Airlines	1.51	Metal - Aluminum	0.17
Airport Development /Maintenance	0.44	Metal Processors & Fabrication	0.29
Audio / Video Products	1.50	Networking Products	1.57
Auto – Cars / Light Trucks	0.36	Paper & Related Products	1.29
Building Products – Doors and Windows	0.40	Photo Equipment & Supplies	0.31
Cellular Telecommunications	0.93	Power Conversion / Supply Equipment	1.15
Circuit Boards	0.75	Real Estate Operations /Development	2.31
Commercial Banks – Non U.S.	2.85	Recreational Centers	1.06
Commercial Banks – Western U.S.	0.75	REITS – Apartments	2.31
Computers – Integrated Systems	1.01	REITS – Single Tenant	1.01
Computers – Peripheral Equipment	1.38	Semiconductor Components – Integrated Circuits	3.50
Cruise Lines	0.79	Semiconductor Equipment	2.91
Electric – Generation	0.86	Steel – Producers	0.82
Electric – Integrated	2.16	Telecommunication Equipment – Fiber Optics	0.85
Electronic Components –Miscellaneous	4.92	Transport – Services	0.20
Electronic Components – Semiconductors	7.52	Web Portals / ISP	0.66
Energy – Alternate Sources	0.15	Wireless Equipment	1.35
Finance – Other Services	1.84
		Total Securities Sold, Not Yet Purchased	51.88%

The accompanying notes are an integral part of these financial statements.

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS

			October 31, 2010
Notional	Maturity		Unrealized
Amount	Date		Gain/(Loss)
	Swap Contracts—0.11%
	Total Return Swap Contracts—0.11%
	Audio / Video Products—0.01%
$(1,134,725)	3/1/2012	Pioneer Corp.	$13,687

Agreement with Morgan Stanley, dated 03/02/2009 to deliver the total return of the shares of Pioneer Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

	Auto—Cars / Light Trucks—0.01%
(837,527)	3/1/2012	Volvo AB Class B	22,555

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Volvo AB Class B in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.50%.

	Batteries / Battery Systems—(0.05%)
1,152,768	9/13/2010	GS Yuasa Corp.	(79,531)

Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of GS Yuasa Corp in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.60%.

	Capacitors—(0.06%)
(134,313)	3/1/2012	Nippon Chemi-Con Corp.	(1,611)

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Nippon Chemi-Con Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(2,014,444)	3/1/2012	Taiyo Yuden Co Ltd.	(97,991)

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Taiyo Yuden Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

			(99,602)
	Cellular Telecommunications—0.01%
(441,772)	3/2/2012	SK Telecom Co Ltd.	9,830

Agreement with Morgan Stanley, dated 06/17/2010 to deliver the total return of the shares of SK Telecom Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.50%.

The accompanying notes are an integral part of these financial statements.

A-15

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			October 31, 2010
Notional	Maturity		Unrealized
Amount	Date		Gain/(Loss)
	Total Return Swap Contracts (continued)
	Circuit Boards—(0.01%)
$(281,981)	3/1/2012	Nan Ya Printed Circuit Board Corp.	$(8,184)

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Nan Ya Printed Circuit Board Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 8.50%.

	Electric Products—Miscellaneous—0.06%
(1,086,044)	3/1/2012	Casio Computer Co Ltd.	10,869

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Casio Computer Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.75%.

(2,572,372)	3/1/2012	LG Electronics Inc.	86,013

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of LG Electronics Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 2.00%.

			96,882
	Electronic Components—Miscellaneous—0.07%
(567,619)	3/1/2012	Alps Electric Co Ltd.	12,292

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Alps Electric Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(2,204,283)	8/6/2010	Samsung Electro-Mechanics Co Ltd.	103,779

Agreement with Morgan Stanley, dated 03/03/2010 to deliver the total return of the shares of Samsung Electro-Mechanics Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 5.50%.

2,927,454	3/2/2012	Samsung SDI Co Ltd.	(30,556)

Agreement with Morgan Stanley, dated 03/03/2010 to receive the total return of the shares of Samsung SDI Co Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.

The accompanying notes are an integral part of these financial statements.

A-16

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2010 Unrealized Gain/(Loss)
	Total Return Swap Contracts (continued)
	Electronic Components—Miscellaneous (continued)
$(145,169)	9/17/2010	Seoul Semiconductor Co Ltd.	$10,294

Agreement with Morgan Stanley, dated 03/03/2010 to deliver the total return of the shares of Seoul Semiconductor Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.00%.

(427,392)	9/14/2010	Wintek Corp.	5,832

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Wintek Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 5.00%.

			101,641
	Electronic Components—Semiconductors—0.03%
(970,127)	3/1/2012	Epistar Corp.	6,929

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Epistar Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.75%.

(258,325)	8/11/2010	Everlight Electronics Co Ltd.	3,944

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Everlight Electronics Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 8.50%.

(1,567,916)	3/2/2012	Hynix Semiconductor Inc.	165

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Hynix Semiconductor Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 4.00%.

(1,657,171)	6/25/2010	MediaTek Inc.	34,499

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of MediaTek Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 3.50%.

			45,537

The accompanying notes are an integral part of these financial statements.

A-17

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			October 31, 2010
Notional	Maturity		Unrealized
Amount	Date		Gain/(Loss)
	Total Return Swap Contracts (continued)
	Energy—Alternate Sources—(0.01%)
$(771,295)	10/13/2010	Iberdrola Renovables SA	$(9,031)

Agreement with Morgan Stanley, dated 03/03/2010 to deliver the total return of the shares of Iberdrola Renovables SA in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.50%.

	Enterprise Software / Services—0.07%
3,555,846	3/1/2012	Oracle Corp.	103,708

Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of Oracle Corp in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

	Finance—Investment Banker / Broker—0.00%
(1,025,819)	9/9/2010	Bolsas y Mercados Espanoles SA	3,437

Agreement with Morgan Stanley, dated 03/03/2010 to deliver the total return of the shares of Bolsas y Mercados Espanoles SA in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 8.00%.

	Machinery—Material Handling—(0.01%)
(328,093)	3/1/2012	Tsugami Corp.	(12,691)

Agreement with Morgan Stanley, dated 07/27/2010 to deliver the total return of the shares of Tsugami Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 8.50%.

	Multi-Media—(0.02%)
3,380,101	10/14/2010	Naspers Ltd.	(35,903)

Agreement with Morgan Stanley, dated 10/18/2010 to receive the total return of the shares of Naspers Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.55%.

The accompanying notes are an integral part of these financial statements.

A-18

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2010 Unrealized Gain/(Loss)
	Total Return Swap Contracts (continued)
	Paper & Related Products—0.06%
$(1,565,771)	3/1/2012	UPM-Kymmene Oyj	$96,783

Agreement with Morgan Stanley, dated 07/27/2010 to deliver the total return of the shares of UPM-Kymmene Oyj in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.50%.

	Power Conversion / Supply Equipment—0.02%
(660,014)	3/1/2012	Vestas Wind Systems AS	28,547

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Vestas Wind Systems AS in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.50%.

	Semiconductor Equipment—(0.10%)
1,946,806	3/2/2012	Joosung Engineering Co Ltd.	(152,120)

Agreement with Morgan Stanley, dated 05/20/2010 to receive the total return of the shares of Joosung Engineering Co Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 1.25%.

	Web Portals / ISP—(0.12%)
2,412,540	3/1/2012	Google Inc Class A	(22,132)

Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of Google Inc Class A in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

3,669,856	3/2/2012	NHN Corp.	(161,062)

Agreement with Morgan Stanley, dated 03/03/2010 to receive the total return of the shares of NHN Corp in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.

			(183,194)
	Wireless Equipment—0.15%
8,554,145	3/1/2012	QUALCOMM Inc.	231,906

Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of QUALCOMM Inc in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

	Total Swap Contracts		$174,257

The accompanying notes are an integral part of these financial statements.

A-19

APPENDIX A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (concluded)

Swap Contracts – By Industry	October 31, 2010 Percentage of Net Assets (%)	Swap Contracts – By Industry	October 31, 2010 Percentage of Net Assets (%)
Audio / Video Products	0.01%	Enterprise Software / Services	0.07%
Auto – Cars / Light Trucks	0.01%	Finance – Investment Banker / Broker	0.00%
Batteries / Battery Systems	(0.05%)	Machinery – Material Handling	(0.01%)
Capacitors	(0.06%)	Multi-Media	(0.02%)
Cellular Telecommunications	0.01%	Paper & Related Products	0.06%
Circuit Boards	(0.01%)	Power Conversion / Supply Equipment	0.02%
Electric Products – Miscellaneous	0.06%	Semiconductor Equipment	(0.10%)
Electronic Components – Miscellaneous	0.07%	Web Portals / ISP	(0.12%)
Electronic Components – Semiconductors	0.03%	Wireless Equipment	0.15%
Energy – Alternate Sources	(0.01%)	Total Swap Contracts	0.11%

The accompanying notes are an integral part of these financial statements.

A-20

APPENDIX A

ACAP STRATEGIC FUND
STATEMENT OF OPERATIONS

For the period March 1, 2010 (commencement of operations) through October 31, 2010

Investment Income
Dividends (net of foreign withholding tax of $5,016)	$313,550
Interest	212,219
Total investment income	525,769
Expenses
Incentive Fee	2,329,649
Management fees	884,160
Stock loan fees	627,333
Dividends on securities sold, not yet purchased	518,864
Offering cost	260,789
Professional fees	135,296
Shareholder servicing fees	110,926
Administration fees	88,440
Custody fees	51,126
Registration fees	27,157
Transfer agent fees	23,695
Insurance expense	17,404
Trustees' fees	12,583
Interest expense	586
Miscellaneous expense	97,902
Total expenses	5,185,910
Net investment loss	(4,660,141)
Realized and unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts
Realized gain/(loss) from investment activities, foreign currency transactions and swap contracts
Investment securities	(111,187)
Purchased options	673,012
Securities sold, not yet purchased	(2,451,779)
Foreign currency transactions	(21,047)
Total return swap contracts	1,764,526
Net realized gain/(loss) from investment activities, foreign currency transactions and swap contracts	(146,475)
Net unrealized gain/(loss) from investment activities and foreign currency transactions	13,947,832
Net unrealized gain/(loss) of swap contracts	174,257
Net unrealized gain from investment activities, foreign currency transactions and swap contracts	14,122,089
Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts	13,975,614
Net increase in net assets resulting from operations	$9,315,473

The accompanying notes are an integral part of these financial statements.

A-21

APPENDIX A

ACAP STRATEGIC FUND
STATEMENT OF CHANGES IN NET ASSETS

For the period March 1, 2010 (commencement of operations) through October 31, 2010
From operations:

Net investment loss	$(4,660,141)
Net realized gain/(loss) from investment activities, foreign currency transactions and swap contracts	(146,475)
Net unrealized gain/(loss) of investments, foreign currency transactions and swap contracts	14,122,089
Net increase in net assets resulting from operations	9,315,473

From transactions in shares:

Net proceeds from sale of shares	144,355,051
Cost of shares repurchased	(1,618,314)
Net increase in net assets from transactions in shares	142,736,737

Net increase in net assets	152,052,210

Net assets at beginning of period	—

Net assets at end of period	$152,052,210

Undistributed Net Investment Loss	$(4,660,141)

The accompanying notes are an integral part of these financial statements.

A-22

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010

1. Organization

ACAP Strategic Fund (the "Fund") was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding Shares at their net asset value as of or prior to the end of each fiscal quarter. The Fund conducted its first repurchase in July 2010. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the "Adviser"). The Adviser is controlled by its managing member, Alkeon Capital Management, LLC ("Alkeon"), which is registered with the SEC as an investment adviser.

The Fund's investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes, i.e., leverage its assets. The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of Shares of beneficial interest ("Shares"), $0.001 par value. The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor's broker, dealer or other financial intermediary, but not below $50,000. Minimum subsequent investments must be at least $25,000 (in each case, including a sales load if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor's brokerage account with SMH Capital Inc. and Mainsail Group, L.L.C. (each, an "Underwriter" and together, the "Underwriters") or with brokers or dealers retained by the Underwriters to act as selling agents to assist in the distribution of Shares ("Selling Agents"). Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $1.5 million (or in the case of an individual, a joint net worth with their spouse of more than $1.5 million). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund's outstanding Shares for any particular fiscal quarter is entirely within the discretion of the Board of Trustees of the Fund (the "Board") and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund's day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the "Trustees") are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees"). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

A-23

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

2. Significant Accounting Policies

In June 2009, the Financial Accounting Standards Board ("FASB") issued, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Principles." The standard identifies the FASB Accounting Standards Codification as the single source of authoritative U.S. accounting and reporting standards applicable for all non-governmental entities, with the exception of guidance issued by the SEC and its staff. It is effective for financial statements issued for interim and fiscal years ending on or after September 15, 2009. The Fund is in conformity with the standard.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires (hereafter referred to as "authoritative guidance") the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities sold short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price ("NOCP") (which is the last trade price at or before 4:00 p.m. (EST) adjusted up to NASDAQ's best offer price if the last trade is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund's net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed "stale" and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities sold short) as reported by that exchange.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board in accordance with authoritative guidance.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service.

A-24

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security sold short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value, taking into account the aforementioned factors, pursuant to procedures adopted in good faith by the Board.

The Fund follows authoritative guidance for fair value measurement. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

A-25

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

The following is a summary of the inputs used, as of October 31, 2010, in valuing the Fund's investments at fair value.

	Level 1	Level 2	Level 3	Balance October 31, 2010
Assets
Common Stock	$165,197,290	$—	$—	$165,197,290
Swaps	—	174,257	—	$174,257
Investments in securities, at fair value	$165,197,290	$174,257	$—	$165,371,547
Liabilities
Common Stock	$78,878,551	$—	$—	$78,878,551
Securities sold, not yet purchased, at fair value	$78,878,551	$—	$—	$78,878,551

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At October 31, 2010, $27,153,610 in cash equivalents were held in a PNC Bank Money Market Account, including foreign currency with a U.S. Dollar value of $823,031. Amounts may at times exceed federally insured limits.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with authoritative guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

The Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be

A-26

APPENDIX A

payable if the securities were disposed of on the valuation date. At October 31, 2010, the Fund had no deferred tax liability.

A-27

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

2. Significant Accounting Policies (continued)

e. Income Taxes (continued)

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

f. Due to/from Broker

Due to/from broker consists of U.S. dollar cash balances held at the Fund's prime broker (Morgan Stanley & Co., Inc.). The Fund is charged interest on cash it borrows at agreed upon rates with its prime broker. The amount due from broker primarily represents receivables for funds held by the broker which result from proceeds of short sales and cash proceeds from the unwind of swap positions. It is the Fund's policy to monitor the credit standing of the broker and other financial institutions with which it conducts business.

g. Offering Costs

Initial offering costs incurred in connection with organizing the Fund amounted to $560,889 and will be borne by the Fund and amortized over its first twelve months of operations. For the period ended October 31, 2010 the Fund has amortized $260,789 of the offering costs.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 2.00% of the Fund's average daily net assets (the "Management Fee"), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund's assets and has the effect of reducing the net asset value of the Fund. As of October 31, 2010, Management Fees totaled $884,160, of which $255,444 remains payable to the Adviser and is included on the Statement of Assets and Liabilities as Management fees payable.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the "Incentive Fee"). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund's net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below). The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, adjusted for purchases and repurchases of Shares during the Fiscal Period.

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

Fiscal Period means each period ending on the Fund's fiscal year-end, provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period.

The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with

A-28

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

4. Incentive Fee (continued)

the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a "high water mark." The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

For the period ended October 31, 2010, the Adviser was entitled to an Incentive Fee of $2,329,649, all of which was payable at October 31, 2010.

5. Shareholder Servicing Fee

Under the terms of each distribution agreement with the Fund, the Fund pays ongoing shareholder servicing fees to the Underwriters to compensate them for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. Each Underwriter may retain all or a portion of these payments. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.25% (on an annualized basis) of the net asset value of the Fund.

Shareholder Servicing Fees during the period ended October 31, 2010, amounted to $110,926. At October 31, 2010, $32,751 remains payable and is included in the accompanying Statement of Assets and Liabilities.

6. Administration Fee, Related Party and Other

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"). BNY Mellon serves as the Fund's administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee which is not anticipated to exceed .08% of the Fund's average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses.

PFPC Trust Company ("PFPC") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

SMH Capital Inc. and Mainsail Group, L.L.C. (previously defined as the "Underwriters"), underwriters under the federal securities laws, serve as co-underwriters of the Fund's Shares on a best efforts basis. Pursuant to the terms of each underwriter's distribution agreement with the Fund, each Underwriter may retain unaffiliated brokers or dealers (i.e. "Selling Agents") to assist in the distribution of Shares. For the period ended, October 31, 2010, the Underwriters received $235,661 from sales charges.

Each Independent Trustee receives an annual retainer of $10,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are "interested persons" do not receive any annual or other fee from the Fund. Trustees who are "interested persons" are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

A-29

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

8. Securities Transactions

Aggregate purchases and sales of investment securities for the period ended October 31, 2010, amounted to $253,825,149 and $107,542,785, respectively. Aggregate proceeds received and paid for securities sold, not yet purchased for the period ended October 31, 2010, amounted to $129,247,313 and $57,271,569, respectively.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33⅓ percent of the Fund's total assets.  Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.  Borrowings to purchase equity securities typically will be secured by the pledge of those securities.  Borrowing for investment purposes  (a practice known as "leverage") is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund's net asset value and thus can increase the volatility of the Fund's net asset value per Share. The Adviser expects that the Fund's investment program will make frequent use of leverage.

For the period ended October 31, 2010, the average daily amount of such borrowings was $162,775 and the daily weighted average annualized interest rate was 0.54%.

10. Transactions in Shares

Transactions in Shares were as follows:

For the Period Ended October 31, 2010 Shares
Shares at the beginning of the period	—
Shares sold	14,538,300
Shares reinvested	—
Shares repurchased	(154,603)
Net increase (decrease)	14,383,697
Shares at the end of the period	14,383,697

As of October 31, 2010, the Investment Adviser and its affiliates own 10,001 shares of the Fund.

A-30

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund's principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on purchased options, swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The unrealized gain/(loss) on swap contracts is reflected on the Statement of Operations and Schedule of Swap Contracts within these financial statements. The net unrealized gain/(loss) on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the unrealized gain/(loss) from investment activities and foreign currency transactions. Option contracts serve as components of the Fund's investment strategies and are utilized to structure investments to enhance the performance of the Fund.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, "fixed-income securities" are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund's investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

A-31

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities (continued)

There was no activity of bonds and other fixed-income securities in the Fund during the period ended October 31, 2010.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail Shares of exchange-traded funds that are registered under the 1940 Act ("ETFs") and retail Shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, "Traded Funds") and effect short sales of these Shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a "basket" of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their Shares at net asset value in large blocks (typically 50,000 Shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail Shares). The Adviser does not anticipate purchasing creation units.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

There was no activity of Exchange Traded Funds in the Fund during the period ended October 31, 2010.

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation ("FDIC"); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase Shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase Shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of Shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality

A-32

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk (continued)

in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's Share price or yield could fall. The U.S. Government's guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund's Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund's Shares will not continue to fluctuate.

There was no activity of the above-mentioned investments in the Fund during the period ended October 31, 2010.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund's investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional," amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund's investment exposure to the particular interest rate, currency, commodity or equity involved. Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security).

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets and Liabilities.

The average notional amounts of swap contracts was $24,930,675 during the period ended October 31, 2010, which is indicative of the volume of activity of swap contracts during the period.

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund's books or with the Fund's custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which

A-33

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Call and Put Options on Individual Securities (continued)

involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net unrealized gain/(loss) from investment activities and foreign currency transactions on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

12. Federal Income Tax Information

At October 31, 2010, the aggregate cost for Federal income tax purposes of portfolio investments and securities sold, not yet purchased was $149,017,741, and $74,290,755, respectively. For Federal income tax purposes, at October 31, 2010, accumulated net unrealized gain on portfolio investments was $16,179,549, consisting of $19,162,780 gross unrealized gain and $2,983,231 gross unrealized loss. The accumulated net unrealized loss on securities sold, not yet purchased, was $4,587,796, consisting of $1,399,062 gross unrealized gain and $5,986,858 gross unrealized loss. The difference between book basis and tax basis unrealized gain on portfolio investments and unrealized loss on securities sold, not yet purchased is attributable primarily to cumulative loss deferrals on wash sales and loss deferrals on unsettled short positions, respectively.

A-34

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (continued)

12. Federal Income Tax Information (continued)

For the period March 1, 2010, through October 31, 2010, taxable loss differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain (loss) on investment activity and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) offering costs; (3) deferred wash sales losses, and (4) recognition of unrealized gain (loss) on swap contracts currently in taxable income. Listed below is a reconciliation of net increase in net assets resulting from operations to taxable loss for the period ended October 31, 2010.

Net increase in net assets resulting from operations	$9,315,473
Net unrealized gain from investment activity and foreign currency transactions	(13,947,832)
Book/tax difference due to deferred wash sales losses	2,173,552
Book/tax difference due to offering costs	260,789
Other book-tax differences	136,767
Taxable Loss(1)	$(2,061,251)

(1)
The Fund's taxable loss is an estimate and will not be finally determined until the Fund files its tax return for the period ended October 31, 2010. Therefore, the final taxable income may be different than the estimate.

As of October 31, 2010, the components of net assets on a tax basis were as follows:

Accumulated undistributed net investment loss	$(174,257)
Accumulated net realized losses on investments	(2,310,319)
Accumulated unrealized gain on investments and foreign currency transactions	14,122,089
Paid-in capital	140,414,697
Total Net Assets	$152,052,210

ASC 740 Accounting for Uncertainty in Income Taxes ("ASC 740") provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund's Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more-likely-than-not" to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund's tax positions for the open tax year (tax year ended October 31, 2010), and has concluded that no provision for income tax is required in the Fund's financial statements. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

A-35

APPENDIX A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2010 (concluded)

13. Financial Highlights

For the Period March 1, 2010 (commencement of operations) through October 31, 2010
Net asset value per Share, beginning of period	$10.00
Income from investment operations (a):
Net investment loss	(0.66)
Net realized and unrealized gain/(loss) on investment activities, foreign currency transactions and swap contracts	1.23
Total income/(loss) from investment operations	0.57
Net asset value per Share, end of period	$10.57
Total return—gross (b) (c) (e)	7.32%
Total return—net (b) (c) (e)	5.70%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	152,052
Average net assets (dollars in thousands), end of period	65,890
Ratio of expenses to average net assets (d) (e)	9.81%
Ratio of expenses without incentive fee to average net assets (d) (e)	6.27%
Ratio of incentive fee to average net assets (c) (e)	3.54%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (d) (e)	3.58%
Ratio of dividend and interest expense to average net assets (d) (e)	1.17%
Ratio of security trading related expenses to average net assets (d) (e)	1.52%
Ratio of net investment loss to average net assets (d) (e)	(8.62%)
Portfolio turnover on investments in securities (c)	148%
Average debt ratio (d)	0.37%

(a)	Per Share amounts presented are based on monthly Shares outstanding throughout the period indicated.

(b)
Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	Annualized for periods of less than one year.

(e)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

14. Subsequent Events

Subsequent to October 31, 2010, and through December 23, 2010, the Fund had capital subscriptions of $79,695,484.

A-36

APPENDIX A

The Fund has evaluated the possibility of subsequent events existing in the Fund's financial statements, and has determined that there are no material events that would require disclosure in the Fund's financial statements.

A-37

APPENDIX A

ACAP STRATEGIC FUND

Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the "SEC") no more than sixty days after the Fund's first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending January 31 and July 31. Form N-Q includes a complete schedule of the Fund's portfolio holdings as of the end of those fiscal quarters. The Fund's N-Q filings can be found free of charge on the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor or on the SEC's website at http://www.sec.gov.

Supplemental Tax Information: All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. For the period ended October 31, 2010, the Fund had no taxable income and made no distributions.

A-38

APPENDIX A

ACAP STRATEGIC FUND

Fund Management
(Unaudited)

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund's Trustees and Officers, please see the Statement of Additional Information (SAI).

Independent Trustees

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Brad L. Berman, 53	Trustee	Indefinite/Since Inception	President, Liberian International Ship & Corporate Registry, LLC (ship & corporate registry)	None(1)	None

William F. Murphy, 52	Trustee	Indefinite/Since Inception	Senior Vice President, Derivative Trading, HSBC Bank, NA; Executive Director, Derivative Trading, UBS AG	None(1)	None

Jorge Orvananos, 42	Trustee	Indefinite/Since Inception	Analyst, HealthCor Partners Management, L.P. (private equity firm); Technical Strategist, Kingdon Capital Management, LLC (hedge fund sponsor firm)	None(1)	None

The address of each independent Trustee is 350 Madison Avenue, 9th Floor, New York, New York 10017.

*
"Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Currently, the Fund is not part of any "Fund Complex."

(1)	Other than the Fund.

A-39

APPENDIX A

ACAP STRATEGIC FUND

Fund Management
(Unaudited) (continued)

Interested Trustees*

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Stephen R. Cordill, 54	Trustee	Indefinite/Since Inception	President, Asset & Wealth Management, Sanders Morris Harris (investment management firm); Managing Director, Oppenheimer & Co.	None(1)	None

Gregory D. Jakubowsky, 38	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management (investment management firm); Chief Executive Officer, Mainsail Group, L.L.C. (broker-dealer)	None(1)	None

*
"Interested person" of the Fund or the Adviser, as defined by the 1940 Act. Mr. Cordill may be deemed to be an interested person due to his position with Sanders Morris Harris, the parent company of the Adviser's non-managing member. Mr. Jakubowsky is an interested person of the Fund due to his position as an officer of the Fund.

(1)  Other than the Fund.

A-40

APPENDIX A

ACAP STRATEGIC FUND

Fund Management
(Unaudited) (concluded)

In accordance with the Fund's agreement and declaration of trust (the "Declaration of Trust"), the Board has selected the following persons to serve as officers of the Fund:

Officers

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky, 38	President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management (investment management firm); Chief Executive Officer, Mainsail Group, L.L.C. (broker-dealer)	None(1)

George Mykoniatis, 40	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management (investment management firm); Chief Compliance Officer, Mainsail Group, L.L.C. (broker-dealer)	None(1)

A. Tyson Arnedt, 48	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since Inception	Independent Consultant; Chief Operating Officer, EIM Management (USA) Inc. (investment management firm);	None(1)

The address of each Officer is 350 Madison Avenue, 9th Floor, New York, New York 10017.

(1) Other than the Fund.

A-41

APPENDIX A

ACAP STRATEGIC FUND
PRIVACY POLICY

An important part of our commitment to you is our respect to your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you.

We collect information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about our clients, former clients or investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have joint marketing arrangements. We require third party service providers and financial institutions with which we have joint marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

A-42

APPENDIX A

SILVERBAY CAPITAL MANAGEMENT LLC

("SilverBay")
PRIVACY POLICY

SilverBay, the investment adviser to ACAP Strategic Fund, does not disclose nonpublic personal information about its clients, former clients or investors to third parties other than as described below.

SilverBay collects information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients' account or otherwise in furtherance of its business. To service its clients' accounts and effect transactions, SilverBay may provide its clients' personal information to its affiliates and to firms that assist it in servicing its clients' accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has joint marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has joint marketing arrangements to protect the confidentiality of its clients' information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients or investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay's privacy policy, please contact Tyson Arnedt at (212) 389-8713.

A-43

PART C – OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

25(1)	Financial Statements:

The financial statements of the Registrant, for the period March 1, 2010 (commencement of operations) through October 31, 2010 and dated as of December 23, 2010, are included as Appendix A in Part B of the Registrant's Registration Statement.

25(2)	Exhibits
	(a)(1)	Certificate of Trust, dated June 26, 2009.(1)
	(a)(2)	Certificate of Amendment to Certificate of Trust, dated June 30, 2009.(1)
	(a)(3)	Certificate of Amendment to Certificate of Trust, dated August 7, 2009.(2)
	(a)(4)	Certificate of Amendment to Certificate of Trust, dated October 1, 2009.(2)
	(a)(5)	Certificate of Amendment to Certificate of Trust, dated November 17, 2009.(2)
	(a)(6)	Amended and Restated Certificate of Trust, dated December 29, 2009.(2)
	(a)(7)	Agreement and Declaration of Trust.(1)
	(a)(8)	Amended and Restated Declaration of Trust.(2)
	(b)	By-Laws of Registrant.(1)
	(c)	Not Applicable.
	(d)	Incorporated by reference to Exhibits (a)(3) and (b) above.
	(e)	Included in Registrant's Prospectus.
	(f)	Not Applicable.
	(g)	Form of Investment Advisory Agreement between the Registrant and SilverBay Capital Management LLC (the "Adviser").(2)
	(h)(1)	Form of Distribution Agreement between the Registrant and SMH Capital Inc. ("SMH" or the "Underwriter").(2)
	(h)(2)	Form of Distribution Agreement between the Registrant and Mainsail Group, L.L.C. ("Mainsail" or the "Underwriter").(2)
	(h)(3)	Form of Selling and Shareholder Servicing Agreement between the Underwriter and the dealers to become parties thereto.(2)
	(i)	Not Applicable.
(j)(1)	Form of Custodian Services Agreement between the Registrant and PFPC Trust Company ("PFPC").(2)

C-1

(j)(2)	Form of Special Custody Account Agreement by and among the Registrant, PFPC and Morgan Stanley & Co. Incorporated.(2)
(j)(3)	Form of Foreign Custody Manager Agreement by and among the Registrant, PFPC and Citibank, N.A.*
(k)(1)	Form of Administration and Accounting Services Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. ("PNC").(2)(4)
(k)(2)	Form of Transfer Agency Services Agreement between the Registrant and PNC.(2)(4)
(k)(3)	Power of Attorney.(3)
(l)(1)	Opinion and Consent of Schulte Roth & Zabel LLP.*
(l)(2)	Opinion and Consent of Richards, Layton and Finger, P.A.*
(m)	Not Applicable.
(n)	Consent of Grant Thornton LLP, the independent registered public accountant of the Registrant.*
(o)	Not Applicable.
(p)	Form of Agreement Regarding Provision of Initial Capital.(2)
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Registrant.(2)
(r)(2)	Code of Ethics of the Adviser, Alkeon Capital Management, LLC and Mainsail.(2)
(r)(3)	Code of Ethics of SMH.(2)

(1) Previously filed as an Exhibit to the Registrant's Registration Statement on Form N-2 (File No. 333-160653), filed July 17, 2009.
(2) Previously filed as an Exhibit to the Registrant's Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File Nos. 333-160653 and 811-22312), filed December 30, 2009.
(3) Previously filed as an Exhibit to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File Nos. 333-160653 and 811-22312), filed December 16, 2009.
(4) BNY Mellon Asset Servicing (formerly PNC Global Investment Servicing (U.S.) Inc.) currently serves as the Registrant's administrator.

* Filed herewith.

Item 26.  Marketing Arrangements

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Not applicable.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses, payable by the Registrant in connection with the issuance and distribution of the securities covered by this registration statement.

All Figures are estimates
Registration fees	$55,485
Legal fees and expenses	$100,000
Printing and mailing	$40,000
Accounting fees and expenses	$65,000
Blue Sky fees	$24,000
Total	$284,485

Item 28.  Persons Controlled by or Under Common Control

Not applicable.

Item 29.  Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant's shares as of March 1, 2011:

Title of Class	Number of Record Holders
Shares of Beneficial Interest	2,300

Item 30.  Indemnification

Reference is made to Section 2 of the Registrant's Agreement and Declaration of Trust ("Declaration of Trust"), previously filed as an Exhibit to the Registrant's Registration Statement on Form N-2 (File No. 333-160653), filed July 17, 2009, and Section 13(a) of the Registrant's Investment Advisory Agreement (the "Advisory Agreement"), previously filed as an Exhibit to the Registrant's Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File Nos. 333-160653 and 811-22312), filed December 30, 2009.  The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Advisory Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant will maintain insurance on behalf of any person who is an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position.  However, in no event will the

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Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.  Business and Other Connections of the Adviser

The Adviser has not conducted any business other than as investment adviser to the Registrant.

See the Section of the Registrant's Prospectus titled "Management of the Fund" for a description of the other business, vocation or employment of affiliates of the Adviser.

Item 32.  Location of Accounts and Records

BNY Mellon Asset Servicing (formerly PNC Global Investment Servicing (U.S.) Inc.), the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at 301 Bellevue Parkway, Wilmington, Delaware 19809.  The other required books and records are maintained by the Adviser at 350 Madison Avenue, 9th Floor, New York, New York 10017.

Item 33.  Management Services

Except as described or in the SAI under the caption "Investment Advisory and Other Services" and "General Information," the Registrant is not a party to any management service related contract.

Item 34.  Undertakings

The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

The Registrant additionally undertakes, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), as follows:

(1)            To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a)           To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(b)           To reflect in the Prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

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(c)           To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)            That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3)            To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the undersigned certifies that it meets all of the requirements for immediate effectiveness of this registration requirement pursuant to Rule 486(b) under the Securities Act of 1933, as amended, and has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 23rd day of March, 2011. This registration statement has been filed for no purpose other than to: (i) register additional shares of common stock for which a registration statement on Form N-2 is effective; (ii) bring the financial statements up to date pursuant to Section 10(a)(3) of the Securities Act; and (ii) make any non-material changes which the Registrant deems appropriate.

ACAP STRATEGIC FUND

By: /s/ Gregory D. Jakubowsky__________________________ Name: Gregory D. Jakubowsky Title: President and Principal Executive Officer
Pursuant to requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated.
	Title	Date
/s/ Gregory D. Jakubowsky	President, Principal Executive Officer and Trustee	March 23, 2011
Gregory D. Jakubowsky
/s/ George Mykoniatis	Treasurer and Principal Financial Officer	March 23, 2011
George Mykoniatis
/s/ Brad L. Berman	Trustee	March 23, 2011
Brad L. Berman*
/s/ Stephen R. Cordill	Trustee	March 23, 2011
Stephen R. Cordill*
/s/ William F. Murphy	Trustee	March 23, 2011
William F. Murphy*
/s/ Jorge Orvananos	Trustee	March 23, 2011
Jorge Orvananos*
*By: /s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, attorney-in-fact

EXHIBIT INDEX

Exhibits	Description
(j)(3)	Form of Foreign Custody Manager Agreement by and among the Registrant, PFPC and Citibank, N.A.
(l)(1)	Opinion and Consent of Schulte Roth & Zabel LLP
(l)(2)	Opinion and Consent of Richards, Layton and Finger, P.A.
(n)	Consent of Grant Thornton LLP, the independent registered public accountant of the Registrant